FIRST PRIORITY FAMILY OF FUNDS
COMBINED ANNUAL REPORT

Dated November 30, 1996

Diversified Portfolios of the First Priority Funds, an Open-End,
Management Investment Company

[LOGO] FIRST PRIORITY FAMILY OF FUNDS

PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for First Priority Funds. This report covers activity in First Priority Treasury Money Market Fund ("Treasury Money Market Fund"), First Priority Limited Maturity Government Fund ("Limited Maturity Government Fund"), First Priority Fixed Income Fund ("Fixed Income Fund"), First Priority Balanced Fund ("Balanced Fund"), First Priority Value Fund ("Value Fund"), and First Priority Growth Fund ("Growth Fund") over the 12-month period from December 1, 1995 through November 30, 1996.

The report begins with an investment review by the portfolio manager of each fund with a fluctuating net asset value. This review describes economic and market conditions and their impact on fund strategy. Following the investment review are a complete list of fund holdings and the financial statements.

The past year continued to be an extremely favorable investment environment for stocks, however this was not the case for bonds due to interest rate volatility, as the following highlights show:

TREASURY MONEY MARKET FUND

This fund is a convenient, highly conservative way for shareholders to pursue daily income on their ready cash, with daily access to their money. The fund's portfolio of U.S. Treasury money market securities paid dividends of $0.05 per share for Trust Shares and $0.04 per share for Investment Shares during the 12-month period. The fund's net assets grew by approximately 3% to reach $142.4 million.*

LIMITED MATURITY GOVERNMENT FUND

The fund's diversified portfolio of limited maturity U.S. Treasury notes, U.S. government agency securities and investment-grade corporate bonds rewarded shareholders with an income stream totaling $0.50 per share over the 12-month period. Despite a volatile interest rate environment, the fund's share price fluctuated minimally, from $10.04 on the first day of the period to $9.96 on the last day. The fund produced a total return of 4.37%, based on net asset value, or 0.76% adjusted for the fund's sales charge.** The fund's net assets stood at $63.7 million at the end of the period.

FIXED INCOME FUND

Amid a volatile interest rate environment, the fund's portfolio of U.S. government bonds and investment-grade corporate bonds produced an income stream totaling $0.54 per share over the 12-month period, while its share price grew modestly from $10.34 on the first day of the period to $10.36 on the last day. This income and growth combined to produce a total return of 5.66%, based on net asset value, or 0.60% adjusted for the fund's sales charge.** The fund ended the period with $152.9 million in net assets.
 * Although money market mutual funds seek to maintain a stable net asset value of $1.00, there is no guarantee that they will do so. An investment in the Fund is neither insured nor guaranteed by the U.S. government.

** Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BALANCED FUND

The fund's balanced approach--investing in a combination of high-quality stocks and investment-grade corporate bonds and government bonds--produced a strong total return of 15.35%, based on net asset value for the period, or 9.88% adjusted for the fund's sales charge.** Contributing to the total return was the fund's 9% rise in share price from the first day to the last day of the period, dividends totaling $0.42 per share, and capital gains totaling $0.21 per share. Fund net assets reached $59.3 million.

VALUE FUND

Consistent with a continued strong stock market environment, the fund's diversified portfolio of high-quality stocks selected for their dividend potential delivered a solid total return of 21.72%, based on net asset value, or 15.94% adjusted for the fund's sales charge.** The fund's share price rose more than 15% from the first day to the last day of the period. Shareholders received dividends totaling $0.29 per share and capital gains totaling $0.35 per share. Fund net assets rose significantly to reach $83.6 million.

GROWTH FUND

The fund's diversified portfolio of high-quality growth stocks delivered an extremely strong total return of 28.22%, based on net asset value, or 22.16% adjusted for the fund's sales charge.** Contributing to this total return was a 21% rise in share price from the first day to the last day of the period, dividends totaling $0.15 per share, and capital gains amounting to $0.55 per share. At the end of the period, fund net assets stood at $175.5 million.

Thank you for putting your money to work through one or more of the First Priority Funds. As we begin 1997, we renew our commitment to bring you the highest level of service possible as we keep you up-to-date on your investment progress.

Sincerely,

/s/ Edward C. Gonzales
Edward C. Gonzales
President
January 15, 1997

** Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.


LIMITED MATURITY GOVERNMENT FUND
--------------------------------------------------------------------------------

     MANAGEMENT DISCUSSION AND ANALYSIS

     ---------------------------------------------------------------------------

          During the fiscal year ended November 30, 1996, Limited Maturity Government Fund produced a total return of 4.37%, based on net asset value*. The fund's return is measured against the Merrill Lynch 1-3 year Government/Corporate Index ("Merrill Lynch Index")** which returned 5.88%. We compare our performance to this index because the fund will normally invest at least 65% of the value of its total assets in U.S. government securities, which should closely track the U.S. government allocation in the Merrill Lynch Index. The balance of the fund assets may be comprised of corporate bonds, mortgage-backed securities, asset-backed securities, bank instruments, repurchase agreements, and securities of other investment companies. The fund's dollar-weighted average portfolio maturity will normally fluctuate between 2-5 years.

          During the year, the fund was under pressure from February 1996 to June 1996 due to accelerating economic growth and fears of a resurgence in inflation. The financial markets anticipated an increase in short-term rates by the Federal Reserve Board (the "Fed") to restrict economic growth and constrain perceived inflationary trends. In fact, short-term rates were not increased by the Fed since inflation has not materialized.

          For the period from June 1996 through November 1996 the fund recovered in net asset value. Economic growth decreased with an absence of inflation.

          Our strategy was to reduce maturities in September 1996 and to bring portfolio duration in line with the duration of the Merrill Lynch Index. We believe that, going forward, the threat of inflation should diminish, providing opportunities for the fund to increase its performance.

      * Performance quoted represents past performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     ** Merrill Lynch 1-3 Year Government/Corporate Index is an unmanaged index comprised of publicly placed, non-convertible coupon bearing domestic debt with maturities between 1 and 2.99 years. Investments cannot be made in an index.


LIMITED MATURITY GOVERNMENT FUND
--------------------------------------------------------------------------------
         GROWTH OF $10,000 INVESTED IN LIMITED MATURITY GOVERNMENT FUND

    The graph below illustrates the hypothetical investment of $10,000 in Limited Maturity Government Fund (the "Fund") from December 12, 1993 (start of performance) to November 30, 1996, compared to the Merrill Lynch 1-5 Year Government/Corporate Index and the Merrill Lynch 1-3 Year Government/Corporate Index.

GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX A

      AVERAGE ANNUAL TOTAL RETURN** FOR THE PERIOD ENDED NOVEMBER 30, 1996

        1 Year.....................................................  0.76%
        Start of Performance (12/12/93)..........  ................  3.62%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 2% at the Fund's inception ($10,000 investment minus $200 sales charge = $9,800). The Fund's performance assumes the reinvestment of all dividends and distributions. The Merrill Lynch 1-5 Year Government/Corporate Index and the Merrill Lynch 1-3 Year Government/Corporate Index have been adjusted to reflect reinvestment of dividends on securities in the indices. The current maximum sales charge is 3.50%.

** Total return quoted reflects the current 3.50% sales charge.

Note: The Merrill Lynch 1-5 year Government/Corporate Index and the Merrill
      Lynch 1-3 Year Government/ Corporate Index are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. These indices are unmanaged. The Investment Adviser has elected to change the benchmark of the Fund from the Merrill Lynch 1-5 Year Government/Corporate Index to the Merrill Lynch 1-3 Year Government/Corporate Index. The Merrill Lynch 1-3 Year Government/Corporate Index excludes maturities exceeding three years and is more representative of the securities typically held by the Fund. The Investment Adviser believes that the Merrill Lynch 1-3 Year Government/Corporate Index is more appropriate.


FIXED INCOME FUND
--------------------------------------------------------------------------------

     MANAGEMENT DISCUSSION AND ANALYSIS

     ---------------------------------------------------------------------------

          During the fiscal year ended November 30, 1996, Fixed Income Fund returned 5.66% based on net asset value.* This compares to the performance of the Merrill Lynch 1-10 Year Government/Corporate Index of 5.77%.** We compare our performance to this index because we typically use a high proportion of U.S. Treasury and agency securities in our portfolios with approximately 20% in high quality corporate bonds. We define ourselves as intermediate fixed income managers, since we typically do not buy bonds with a maturity in excess of 15 years, and maintain a weighted average life of less than 10 years for the portfolio.

          It is important to recognize that we have adopted conservative accounting policies which call for the amortization of premiums. Historically, in a declining interest rate environment, many securities available to us for purchase have been priced above par value or at a premium. We have chosen to amortize this premium which reduces current yield for the fund. Investors who purchase a fund primarily based on current yield should examine the quality and maturity of the securities held and the accounting treatment for amortization of premium. The effect of not amortizing premium is to increase the current yield by, in effect, increasing current distributions to investors by returning a portion of their investment or principal.

          During the year, the fund suffered a setback in net asset value from February 1996 to June 1996, due to accelerating economic growth rate which resulted in fears of inflation. It was also widely expected, during this time, that the Fed would respond by tightening monetary policy therefore pushing short-term interest rates higher to help control inflation. The reality, since mid year, has been that the Fed has not increased interest rates because the threat of inflation has not materialized. The Fed has maintained a stable fed funds target rate since January 31, 1996.

          As the year progressed, the fund recovered in net asset value from September 1996 through November 1996. The economy showed signs of slowing from the rapid pace of the second quarter of 1996 and inflation has not accelerated.

          Our strategic positioning of the fund has been to extend maturities from a defensive posture at mid-year. Going forward, we would anticipate the threat of inflation to diminish further which could provide for further improvement in performance of the fund.

      * Performance quoted represents past performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     ** Merrill Lynch 1-10 Year Government/Corporate Index is an unmanaged index comprised of publicly placed, non-convertible, coupon-bearing domestic debt with maturities between 1 and 9.99 years. Investments cannot be made in an index.


FIXED INCOME FUND
--------------------------------------------------------------------------------

                GROWTH OF $10,000 INVESTED IN FIXED INCOME FUND

     The graph below illustrates the hypothetical investment of $10,000 in Fixed Income Fund (the "Fund") from April 20, 1992 (start of performance) to November 30, 1996, compared to the Merrill Lynch 1-10 Year Treasury Index and the Merrill

GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX B

      AVERAGE ANNUAL TOTAL RETURN** FOR THE PERIOD ENDED NOVEMBER 30, 1996

        1 Year.......................................................................  0.60%
        Start of Performance (4/20/92)...............................................  5.93%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 2% at the Fund's inception ($10,000 investment minus $200 sales charge = $9,800). The Fund's performance assumes the reinvestment of all dividends and distributions. The Merrill Lynch 1-10 Year Treasury Index and the Merrill Lynch 1-10 Year Government/Corporate Index have been adjusted to reflect reinvestment of dividends on securities in the indices. The current maximum sales charge is 4.75%.

** Total return quoted reflects the current 4.75% sales charge.

Note: The Merrill Lynch 1-10 Year Treasury Index and the Merrill Lynch 1-10 Year
      Government/Corporate Index are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. These indices are unmanaged. The Investment Adviser has elected to change the benchmark of the Fund from the Merrill Lynch 1-10 Year Treasury Index to the Merrill Lynch 1-10 Year Government/Corporate Index. The Merrill Lynch 1-10 Year Government/Corporate Index is more representative of the securities typically held by the Fund and includes all public obligations of the U.S. Treasury and government agencies. The Merrill Lynch 1-10 Year Treasury Index excludes all agency issues. The Investment Adviser believes that the Merrill Lynch 1-10 Year Government/Corporate Index is more appropriate.


BALANCED FUND
--------------------------------------------------------------------------------

     MANAGEMENT DISCUSSION AND ANALYSIS

     ---------------------------------------------------------------------------

          During the fiscal year ended November 30, 1996, Balanced Fund produced a total return of 15.35%, based on net asset value.* Equities outperformed fixed income instruments by a wide margin with the Standard & Poor's 500 Composite Stock Index ("S&P 500")** posting a 27.9% return while the Merrill Lynch 1-10 Year Government/Corporate Index returned 5.77%.

          The equity market was heavily influenced by higher than expected corporate profits and record mutual fund inflows throughout the year. Large cap growth stocks led the way for most of the year, but as the year progressed the leadership began to narrow to just a few sectors such as Consumer Staples, Technology, Energy, and Banks.

          While the higher than expected corporate profits were welcomed in the equity markets, they were not as well received in the fixed income markets. It was perceived that the increased economic activity would result in higher future inflation levels than currently present and would eventually lead to higher interest rates and possible Fed actions.

          For 1997, we believe that corporate profits will continue to grow but at a slower rate than the past few years and that inflation will remain subdued. We will continue to focus on large cap growth stocks in the equity portion of the fund and high quality intermediate-term securities in the fixed income portion of the fund.

      * Performance quoted represents past performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
     ** Standard & Poor's 500 Composite Stock Index is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. Investments cannot be made in an index.


BALANCED FUND
--------------------------------------------------------------------------------

                  GROWTH OF $10,000 INVESTED IN BALANCED FUND

    The graph below illustrates the hypothetical investment of $10,000 in Balanced Fund (the "Fund") from December 19, 1994 (start of performance) to November 30, 1996, compared to the S&P 500/Lehman Brothers Government/Corporate

GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX C

      AVERAGE ANNUAL TOTAL RETURN** FOR THE PERIOD ENDED NOVEMBER 30, 1996

        1 Year.......................................................................  9.88%
        Start of Performance (12/19/94).............................................. 14.47%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 2% at the Fund's inception ($10,000 investment minus $200 sales charge = $9,800). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500/Lehman Brothers Government/Corporate Index has been adjusted to reflect reinvestment of dividends on securities in the index. The current maximum sales charge is 4.75%.

** Total return quoted reflects the current 4.75% sales charge.

Note: The S&P 500/Lehman Government/Corporate Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

 + The S&P 500/Lehman Brothers Government/Corporate Index (the "Index") is a weighted index that combines components of the S&P 500 and the Lehman Brothers Government/Corporate Index. Figures shown for the Index assume a constant weighting of 50% S&P 500 and 50% Lehman Brothers Government/Corporate Index throughout the period. Although the Fund's allocation between equity and debt instruments will vary, the Fund's allocation on November 30, 1996, as indicated in the Fund's financial statements, was 50.0% in equities, 45.7% in debt instruments and the remainder in short-term liquid investments.


VALUE FUND
--------------------------------------------------------------------------------

     MANAGEMENT DISCUSSION AND ANALYSIS

     ---------------------------------------------------------------------------

          During the fiscal year ended November 30, 1996, Value Fund had a total return of 21.72%, based on net asset value*. The S&P/Barra Value Index** had a return of 27.47% for the same period. This index represents the lower half of a price-to-book ranking of the S&P 500. The members of the S&P 500 are ranked from highest to lowest by price-to-book ratio. The top one-half of this ranking (by market capitalization) becomes the S&P/Barra Growth Index and the lower one-half becomes the S&P/Barra Value Index. The S&P/Barra Value Index currently contains approximately 360 stocks.

          As discussed last year, the fund has reduced its holdings of convertible securities. At the beginning of the fiscal year, the fund held 31% of its assets in convertibles; it now holds approximately 2% of its assets in convertibles. Convertible securities have returned approximately 10% during the fiscal year (using the Merrill Lynch All-Convertible Index*** as a benchmark), but this performance has lagged that of the stock market. We will still consider using convertibles in situations where the particular security is attractive enough to justify it. The Aetna Convertible Preferred stock that we currently hold offers much of the potential for appreciation that the common stock offers, but tends to pay a much higher dividend. These characteristics lead us to hold the convertible and not the common stock.

          The fund's holdings benefited from a very strong stock market during this period. The S&P 500 returned 27.89%, including reinvested dividends, during this period. Corporate earnings continued to grow this year, albeit at a slower pace than in 1995. There was also a lot of money coming into the stock market through mutual funds, and these two factors have driven the stock market to several record highs. Financial stocks continued to do well, and the fund benefited from its holdings of bank and insurance stocks. Energy stocks have also done well as oil and natural gas prices have moved up. The fund has several holdings in the oil and natural gas industries, and these have done well.

          We plan to remain fully invested in the stock market. Although stocks have had two excellent years in a row, we do not expect the market to experience any kind of meaningful decline over the next twelve months. We foresee steady interest rates and corporate earnings growth and these factors, combined with a continued inflow of cash from mutual funds, should hold the stock market steady. We hope to hold the fund's dividend at a higher-than-average level by holding stocks which pay dividends that are above the market's level.
       * Performance quoted represents past performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      ** S&P/Barra Value Index is an unmanaged sub-index of the S&P 500 representing 50% of the S&P 500 market capitalization and is comprised of those companies with lower price-to-book ratios. Investments cannot be made in an index.

     *** Merrill Lynch All-Convertible Index is an unmanaged index comprised of all non-mandatory domestic corporate convertible securities with at least an original par of $50 million or a $50 million market value. Securities which drop below a market value of $40 million are excluded. All securities are converted into common stock only. Investments cannot be made in an index.

VALUE FUND
--------------------------------------------------------------------------------
                    GROWTH OF $10,000 INVESTED IN VALUE FUND

     The graph below illustrates the hypothetical investment of $10,000 in Value Fund (the "Fund") from December 19, 1994 (start of performance) to November 30, 1996, compared to the S&P/Barra Value Index.

GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX D

      AVERAGE ANNUAL TOTAL RETURN** FOR THE PERIOD ENDED NOVEMBER 30, 1996

        1 Year....................................................................... 15.94%
        Start of Performance (12/19/94).............................................. 20.51%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 2% at the Fund's inception ($10,000 investment minus $200 sales charge = $9,800). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P/Barra Value Index has been adjusted to reflect reinvestment of dividends on securities in the index. The current maximum sales charge is 4.75%.

** Total return quoted reflects the current 4.75% sales charge.

Note: The S&P/Barra Value Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.


GROWTH FUND
--------------------------------------------------------------------------------

     MANAGEMENT DISCUSSION AND ANALYSIS

     ---------------------------------------------------------------------------

          1996 was a good year both on an absolute and on a relative basis for investors in Growth Fund. During the fiscal year ended November 30, 1996, the fund returned 28.22%, based on net asset value,* just trailing the S&P/Barra Growth Index** return of 28.3% and outperforming the S&P 500 return of 27.89%.

          The economic environment was generally favorable for the equity market. The economy cycled through a slow growth period in December 1995 and into February of 1996. In March, economic growth rekindled and remained strong through June with a second quarter Gross Domestic Product growth rate of 4.2%. Interest rates moved up sharply between March and June in anticipation of rising inflationary pressures from the increased rate of economic growth. That rise in rates contributed to a slowdown of economic growth in the third quarter with Gross Domestic Product growing only 2.0%. The stock market also reacted to the prospect of rising inflation by correcting almost 10% between late May and the latter part of July. With the economy continuing to exhibit slow growth and inflation continuing to remain benign, interest rates have moved lower in the last two months after stabilizing in the third quarter, and the stock market has recovered to reach new all time highs.

          Other than a brief period of outperformance from March to May by small capitalization and cyclical stocks, the large capitalization growth stocks have led the market throughout the year. Market leadership narrowed as the year progressed with banks, consumer staples, technology and energy stocks being the best performing groups calendar year to date.

          Looking ahead to 1997, the current "best of all worlds" environment for equities--moderate economic growth, low inflation, stable to declining interest rates, and rising earnings--appears to be sustainable at least into the first half of the year. If the economy can remain on a moderate growth path enabling corporate profits to rise, the stock market should be able to have a third year of positive returns albeit at a rate of growth closer to long-term historical averages than the outstanding returns of the past two years.

      * Performance quoted represents past performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     ** S&P/Barra Growth Index is an unmanaged sub-index of the S&P 500 representing 50% of the S&P 500 market capitalization and is comprised of those companies with higher price-to-book ratios. Investments cannot be made in an index.


GROWTH FUND
--------------------------------------------------------------------------------

                   GROWTH OF $10,000 INVESTED IN GROWTH FUND

     The graph below illustrates the hypothetical investment of $10,000 in Growth Fund (the "Fund") from April 20, 1992 (start of performance) to November 30, 1996, compared to the S&P 500.

GRAPHIC REPRESENTATION OMITTED SEE APPENDIX E

      AVERAGE ANNUAL TOTAL RETURN** FOR THE PERIOD ENDED NOVEMBER 30, 1996

        1 Year....................................................................... 22.16%
        Start of Performance (4/20/92)............................................... 11.86%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 2% at the Fund's inception ($10,000 investment minus $200 sales charge = $9,800). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. The current maximum sales charge is 4.75%.

** Total return quoted reflects the current 4.75% sales charge.

Note: The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.


FIRST PRIORITY FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                 DISTRIBUTIONS
                                                                                                    FROM NET       DISTRIBUTIONS
                NET ASSET                     NET REALIZED                      DISTRIBUTIONS       REALIZED         IN EXCESS
                  VALUE,         NET         AND UNREALIZED      TOTAL FROM       FROM NET          GAIN ON            OF NET
 YEAR ENDED     BEGINNING     INVESTMENT      GAIN/(LOSS)        INVESTMENT      INVESTMENT        INVESTMENT        INVESTMENT
NOVEMBER 30,    OF PERIOD       INCOME       ON INVESTMENTS      OPERATIONS        INCOME         TRANSACTIONS         INCOME
-------------------------------------------------------------------------------------------------------------------------------
TREASURY MONEY MARKET FUND--TRUST SHARES
1992(a)             1.00          0.02               --              0.02           (0.02)               --                --
1993                1.00          0.03               --              0.03           (0.03)               --                --
1994                1.00          0.04               --              0.04           (0.04)               --                --
1995                1.00          0.05               --              0.05           (0.05)               --                --
1996                1.00          0.05               --              0.05           (0.05)               --                --
TREASURY MONEY MARKET FUND--INVESTMENT SHARES
1992(a)             1.00          0.01               --              0.01           (0.01)               --                --
1993                1.00          0.02               --              0.02           (0.02)               --                --
1994                1.00          0.03               --              0.03           (0.03)               --                --
1995                1.00          0.04               --              0.04           (0.04)               --                --
1996                1.00          0.04               --              0.04           (0.04)               --                --
LIMITED MATURITY GOVERNMENT FUND
1994(b)            10.00          0.42            (0.40)             0.02           (0.42)               --                --
1995                9.60          0.51             0.44              0.95           (0.51)               --                --
1996               10.04          0.50            (0.08)             0.42           (0.50)               --                --
FIXED INCOME FUND--TRUST SHARES
1992(c)             9.90          0.38             0.37              0.75           (0.38)               --                --
1993               10.27          0.51             0.50              1.01           (0.51)            (0.10)               --
1994               10.67          0.54            (1.01)            (0.47)          (0.53)            (0.20)            (0.01)(g)
1995(d)             9.46          0.09             0.11              0.20           (0.09)               --                --
FIXED INCOME FUND--INVESTMENT SHARES
1992(c)             9.90          0.37             0.37              0.74           (0.37)               --                --
1993               10.27          0.48             0.50              0.98           (0.48)            (0.10)               --
1994               10.67          0.51            (1.01)            (0.50)          (0.50)            (0.20)            (0.01)(g)
1995                9.46          0.52             0.90              1.42           (0.54)               --                --
1996               10.34          0.54             0.02              0.56           (0.54)               --                --


(a) Reflects operations for the period from April 14, 1992 (date of initial public investment) to November 30, 1992.
(b) Reflects operations for the period from December 12, 1993 (date of initial public investment) to November 30, 1994.
(c) Reflects operations for the period from April 20, 1992 (date of initial public investment) to November 30, 1992.
(d) Reflects operations for the two month period ended January 31, 1995. Prior to February 1, 1995 the Fund offered two classes of shares: Investment Shares and Trust Shares. On February 1, 1995, all outstanding Trust Shares were converted to Investment Shares and the Fund no longer offers Trust Shares.

(e) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(f)  Computed on an annualized basis.

(g) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(h) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

                                                         RATIOS TO AVERAGE NET ASSETS
                                                ----------------------------------------------
                   NET ASSET                                     NET              EXPENSE           NET ASSETS,        AVERAGE
    TOTAL         VALUE, END        TOTAL                    INVESTMENT           WAIVER/          END OF PERIOD     COMMISSION
DISTRIBUTIONS      OF PERIOD      RETURN(E)     EXPENSES       INCOME        REIMBURSEMENT(H)      (000 OMITTED)      RATE PAID
------------------------------------------------------------------------------------------------------------------
    (0.02)             1.00          2.06%        0.29%(f)       3.20%(f)           0.53%(f)         $  86,616              --
    (0.03)             1.00          2.75%        0.38%          2.72%              0.46%            $  88,510              --
    (0.04)             1.00          3.59%        0.32%          3.49%              0.50%            $  91,008              --
    (0.05)             1.00          5.48%        0.33%          5.35%              0.50%            $ 109,368              --
    (0.05)             1.00          4.83%        0.52%          4.71%              0.29%            $ 101,786              --
    (0.01)             1.00          1.83%        0.74%(f)       2.58%(f)           0.53%(f)         $  23,578              --
    (0.02)             1.00          2.34%        0.78%          2.33%              0.46%            $  23,795              --
    (0.03)             1.00          3.18%        0.72%          3.09%              0.50%            $  16,571              --
    (0.04)             1.00          5.06%        0.73%          4.98%              0.50%            $  28,930              --
    (0.04)             1.00          4.41%        0.92%          4.31%              0.29%            $  40,619              --
    (0.42)             9.60          0.19%        0.38%(f)       4.45%(f)           0.70%(f)         $  48,526              --
    (0.51)            10.04         10.12%        0.61%          5.26%              0.49%            $  63,078              --
    (0.50)             9.96          4.37%        1.01%          5.09%              0.08%            $  63,732              --
    (0.38)            10.27          7.66%        0.77%(f)       6.02%(f)           0.29%(f)         $  96,354              --
    (0.61)            10.67         10.14%        0.84%          4.80%              0.25%            $ 169,881              --
    (0.74)             9.46         (4.55%)       0.79%          5.44%              0.25%            $ 153,289              --
    (0.09)             9.57          2.11%        0.82%(f)       5.79%(f)           0.25%(f)                --              --
    (0.37)            10.27          7.48%        1.07%(f)       5.33%(f)           0.29%(f)         $   5,457              --
    (0.58)            10.67          9.81%        1.14%          4.40%              0.25%            $  12,519              --
    (0.71)             9.46         (4.83%)       1.09%          5.14%              0.25%            $   9,645              --
    (0.54)            10.34         15.37%        1.02%          5.25%                --             $ 160,286              --
    (0.54)            10.36          5.66%        1.02%          5.38%                --             $ 152,940              --


    TOTAL      PORTFOLIO
DISTRIBUTIONS   TURNOVER
-------------
    (0.02)          --
    (0.03)          --
    (0.04)          --
    (0.05)          --
    (0.05)          --
    (0.01)          --
    (0.02)          --
    (0.03)          --
    (0.04)          --
    (0.04)          --
    (0.42)           3%
    (0.51)          26%
    (0.50)          48%
    (0.38)          44%
    (0.61)          83%
    (0.74)          24%
    (0.09)          --
    (0.37)          44%
    (0.58)          83%
    (0.71)          24%
    (0.54)          45%
    (0.54)          52%



FIRST PRIORITY FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                 DISTRIBUTIONS
                                                                                                    FROM NET       DISTRIBUTIONS
                NET ASSET                     NET REALIZED                      DISTRIBUTIONS       REALIZED         IN EXCESS
                  VALUE,         NET         AND UNREALIZED      TOTAL FROM       FROM NET          GAIN ON            OF NET
 YEAR ENDED     BEGINNING     INVESTMENT      GAIN/(LOSS)        INVESTMENT      INVESTMENT        INVESTMENT        INVESTMENT
NOVEMBER 30,    OF PERIOD       INCOME       ON INVESTMENTS      OPERATIONS        INCOME         TRANSACTIONS         INCOME
--------------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
1995(c)            10.00          0.44             1.38              1.82           (0.36)               --                --
1996               11.46          0.41             1.27              1.68           (0.42)            (0.21)               --
VALUE FUND
1995(c)            10.00          0.40             1.98              2.38           (0.34)               --                --
1996               12.04          0.27             2.22              2.49           (0.29)            (0.35)               --
GROWTH FUND--TRUST SHARES
1992(a)             9.86          0.14             0.77              0.91           (0.11)               --                --
1993               10.66          0.18            (0.03)             0.15           (0.18)            (0.12)               --
1994               10.51          0.25            (0.10)             0.15           (0.23)            (0.07)               --
1995(b)            10.36          0.08             0.02              0.10           (0.08)            (0.33)               --
GROWTH FUND--INVESTMENT SHARES
1992(a)             9.86          0.10             0.79              0.89           (0.09)               --                --
1993               10.66          0.16            (0.04)             0.12           (0.15)            (0.12)               --
1994               10.51          0.21            (0.09)             0.12           (0.20)            (0.07)               --
1995               10.36          0.18             2.10              2.28           (0.21)            (0.33)               --
1996               12.10          0.12             3.12              3.24           (0.15)            (0.55)               --


(a) Reflects operations for the period from April 20, 1992 (date of initial public investment) to November 30, 1992.

(b) Reflects operations for the two month period ended January 31, 1995. Prior to February 1, 1995 the Fund offered two classes of shares: Investment Shares and Trust Shares. On February 1, 1995, all outstanding Trust Shares were converted to Investment Shares and the Fund no longer offers Trust Shares.

(c) Reflects operations for the period from December 19, 1994 (date of initial public investment) to November 30, 1995.

(d) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(e) Computed on an annualized basis.

(f) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

                                                         RATIOS TO AVERAGE NET ASSETS
                                                ----------------------------------------------
                   NET ASSET                                     NET              EXPENSE           NET ASSETS,        AVERAGE
    TOTAL         VALUE, END        TOTAL                    INVESTMENT           WAIVER/          END OF PERIOD     COMMISSION
DISTRIBUTIONS      OF PERIOD      RETURN(D)     EXPENSES       INCOME        REIMBURSEMENT(F)      (000 OMITTED)      RATE PAID
------------------------------------------------------------------------------------------------------------------
    (0.36)            11.46         18.50%        0.61%(e)       4.34%(e)           0.56%(e)         $  51,197              --
    (0.63)            12.51         15.35%        1.13%          3.60%              0.09%            $  59,321          0.0701
    (0.34)            12.04         24.14%        0.69%(e)       3.93%(e)           0.55%(e)         $  45,424              --
    (0.64)            13.89         21.72%        1.11%          2.29%              0.06%            $  83,572          0.0532
    (0.11)            10.66          9.28%        0.76%(e)       2.28%(e)           0.35%(e)         $ 102,822              --
    (0.30)            10.51          1.43%        0.84%          1.85%              0.30%            $ 154,185              --
    (0.30)            10.36          1.42%        0.79%          2.32%              0.30%            $ 143,876              --
    (0.41)            10.05          1.00%        0.83%(e)       2.76%(e)           0.30%(e)                --              --
    (0.09)            10.66          9.14%        1.07%(e)       1.85%(e)           0.35%(e)         $   3,132              --
    (0.27)            10.51          1.13%        1.14%          1.59%              0.30%            $   7,004              --
    (0.27)            10.36          1.11%        1.09%          2.02%              0.30%            $   6,131              --
    (0.54)            12.10         23.01%        1.03%          1.61%              0.05%            $ 154,297              --
    (0.70)            14.64         28.22%        1.05%          0.98%              0.01%            $ 175,521          0.0713


    TOTAL      PORTFOLIO
DISTRIBUTIONS   TURNOVER
-------------
    (0.36)          49%
    (0.63)          41%
    (0.34)          76%
    (0.64)          58%
    (0.11)          30%
    (0.30)          74%
    (0.30)          66%
    (0.41)          --
    (0.09)          30%
    (0.27)          74%
    (0.27)          66%
    (0.54)         110%
    (0.70)          56%



TREASURY MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1996
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT
 OR SHARES                                                                               VALUE
------------        ---------------------------------------------------------------   ------------
UNITED STATES TREASURY OBLIGATIONS--83.5%
-----------------------------------------------------------------------------------
                    U.S. TREASURY BILLS
                    ---------------------------------------------------------------
$116,000,000        12/5/1996-4/3/1997                                                $114,973,236
                    ---------------------------------------------------------------   ------------
                    U.S.TREASURY NOTES
                    ---------------------------------------------------------------
   4,000,000        4.75% 2/15/1997                                                      3,992,423
                    ---------------------------------------------------------------   ------------
                    TOTAL UNITED STATES TREASURY OBLIGATIONS (AT AMORTIZED COST)       118,965,659
                    ---------------------------------------------------------------   ------------
MUTUAL FUNDS SHARES--7.7%
-----------------------------------------------------------------------------------
   4,511,493        Dreyfus Treasury Prime Cash Management                               4,511,493
                    ---------------------------------------------------------------
   3,752,591        Goldman Sachs I.L.A. Treasury Portfolio                              3,752,591
                    ---------------------------------------------------------------
   2,643,168        Franklin U.S. Treasury Money Market Portfolio                        2,643,168
                    ---------------------------------------------------------------   ------------
                    TOTAL MUTUAL FUNDS SHARES (AT NET ASSET VALUE)                      10,907,252
                    ---------------------------------------------------------------   ------------
                    TOTAL INVESTMENTS (AT AMORTIZED COST AND VALUE)(A)                $129,872,911
                    ---------------------------------------------------------------   ------------


(a) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
      ($142,405,047) at November 30, 1996.

(See Notes which are an integral part of the Financial Statements)


LIMITED MATURITY GOVERNMENT FUND

PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1996
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                  VALUE
-----------        -----------------------------------------------------------------   -----------
CORPORATE BONDS--4.8%
------------------------------------------------------------------------------------
                   BANKING--0.8%
                   -----------------------------------------------------------------
$   500,000        Barnett Banks, Inc., 6.25%, 7/28/1998                               $   503,250
                   -----------------------------------------------------------------   -----------
                   BEVERAGES--1.6%
                   -----------------------------------------------------------------
    500,000        PepsiCo, Inc., 6.80%, 5/15/2000                                         511,210
                   -----------------------------------------------------------------
    500,000        PepsiCo, Inc., 7.48%, 4/27/2002                                         509,720
                   -----------------------------------------------------------------   -----------
                   Total                                                                 1,020,930
                   -----------------------------------------------------------------   -----------
                   FINANCE--AUTOMOTIVE--0.8%
                   -----------------------------------------------------------------
    500,000        Ford Motor Credit Corporation, 5.625%, 1/15/1999                        496,910
                   -----------------------------------------------------------------   -----------
                   FINANCE--COMMERCIAL--0.8%
                   -----------------------------------------------------------------
    500,000        American Express Credit Corporation, 6.75%, 6/1/2001                    511,125
                   -----------------------------------------------------------------   -----------
                   RETAIL--0.8%
                   -----------------------------------------------------------------
    500,000        J.C. Penney, Inc., 6.375%, 9/15/2000                                    503,720
                   -----------------------------------------------------------------   -----------
                   TOTAL CORPORATE BONDS (IDENTIFIED COST $2,996,535)                    3,035,935
                   -----------------------------------------------------------------   -----------
U.S. GOVERNMENT AGENCIES--15.7%
------------------------------------------------------------------------------------
                   FEDERAL FARM CREDIT BANK--0.8%
                   -----------------------------------------------------------------
    500,000        6.96%, 6/6/2000                                                         503,815
                   -----------------------------------------------------------------   -----------
                   FEDERAL HOME LOAN BANK--3.1%
                   -----------------------------------------------------------------
    500,000        5.75%, 2/6/2001                                                         494,320
                   -----------------------------------------------------------------
    500,000        6.375%, 6/22/2000                                                       503,145
                   -----------------------------------------------------------------
    500,000        6.375%, 12/4/2002                                                       497,745
                   -----------------------------------------------------------------
    500,000        6.54%, 7/10/2000                                                        502,395
                   -----------------------------------------------------------------   -----------
                   Total                                                                 1,997,605
                   -----------------------------------------------------------------   -----------



LIMITED MATURITY GOVERNMENT FUND
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                  VALUE
-----------        -----------------------------------------------------------------   -----------
U.S. GOVERNMENT AGENCIES--CONTINUED
------------------------------------------------------------------------------------
                   FEDERAL HOME LOAN MORTGAGE CORPORATION--4.7%
                   -----------------------------------------------------------------
$ 1,000,000        5.70%, 2/2/1999                                                     $   997,200
                   -----------------------------------------------------------------
  1,000,000        6.27%, 1/27/2004                                                        980,000
                   -----------------------------------------------------------------
  1,000,000        8.28%, 3/15/2005                                                      1,028,470
                   -----------------------------------------------------------------   -----------
                   Total                                                                 3,005,670
                   -----------------------------------------------------------------   -----------
                   FEDERAL NATIONAL MORTGAGE ASSOCIATION--5.5%
                   -----------------------------------------------------------------
    500,000        5.12%, 1/22/1999                                                        493,395
                   -----------------------------------------------------------------
  1,000,000        6.28%, 2/3/2004                                                         980,220
                   -----------------------------------------------------------------
    500,000        6.40%, 1/13/2004                                                        492,665
                   -----------------------------------------------------------------
    500,000        6.80%, 9/30/2002                                                        499,835
                   -----------------------------------------------------------------
    500,000        7.30%, 4/17/2000                                                        510,010
                   -----------------------------------------------------------------
    500,000        8.32%, 3/2/2005                                                         514,150
                   -----------------------------------------------------------------   -----------
                   Total                                                                 3,490,275
                   -----------------------------------------------------------------   -----------
                   STUDENT LOAN MARKETING ASSOCIATION--1.6%
                   -----------------------------------------------------------------
    500,000        7.00%, 6/21/2000                                                        500,575
                   -----------------------------------------------------------------
    500,000        7.67%, 3/8/2000                                                         502,850
                   -----------------------------------------------------------------   -----------
                   Total                                                                 1,003,425
                   -----------------------------------------------------------------   -----------
                   TOTAL U.S. GOVERNMENT AGENCIES (IDENTIFIED COST $9,991,484)          10,000,790
                   -----------------------------------------------------------------   -----------
U.S. TREASURY NOTES--71.7%
------------------------------------------------------------------------------------
  1,000,000        5.00%, 1/31/1999                                                        987,950
                   -----------------------------------------------------------------
  1,000,000        5.00%, 2/15/1999                                                        987,520
                   -----------------------------------------------------------------
    500,000        5.125%, 2/28/1998                                                       497,850
                   -----------------------------------------------------------------
  1,000,000        5.125%, 11/30/1998                                                      991,550
                   -----------------------------------------------------------------
  1,500,000        5.125%, 12/31/1998                                                    1,486,740
                   -----------------------------------------------------------------
  1,500,000        5.25%, 1/31/2001                                                      1,474,485
                   -----------------------------------------------------------------
    500,000        5.375%, 11/30/1997                                                      499,830
                   -----------------------------------------------------------------
  2,000,000        5.375%, 5/31/1998                                                     1,996,160
                   -----------------------------------------------------------------
  2,000,000        5.50%, 11/15/1998                                                     1,996,980
                   -----------------------------------------------------------------



LIMITED MATURITY GOVERNMENT FUND
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                  VALUE
-----------        -----------------------------------------------------------------   -----------
U.S. TREASURY NOTES--CONTINUED
------------------------------------------------------------------------------------
$ 2,000,000        5.50%, 2/28/1999                                                    $ 1,995,200
                   -----------------------------------------------------------------
    500,000        5.50%, 4/15/2000                                                        496,775
                   -----------------------------------------------------------------
    500,000        5.50%, 12/31/2000                                                       494,965
                   -----------------------------------------------------------------
    500,000        5.625%, 6/30/1997                                                       501,115
                   -----------------------------------------------------------------
    500,000        5.625%, 10/31/1997                                                      501,020
                   -----------------------------------------------------------------
    500,000        5.625%, 11/30/2000                                                      497,360
                   -----------------------------------------------------------------
  1,500,000        5.625%, 2/28/2001                                                     1,490,895
                   -----------------------------------------------------------------
    500,000        5.75%, 9/30/1997                                                        501,570
                   -----------------------------------------------------------------
    500,000        5.75%, 10/31/2000                                                       499,650
                   -----------------------------------------------------------------
    500,000        5.875%, 7/31/1997                                                       501,850
                   -----------------------------------------------------------------
  2,000,000        5.875%, 8/15/1998                                                     2,010,280
                   -----------------------------------------------------------------
  2,000,000        5.875%, 10/31/1998                                                    2,010,300
                   -----------------------------------------------------------------
  2,000,000        5.875%, 3/31/1999                                                     2,011,140
                   -----------------------------------------------------------------
  1,000,000        5.875%, 6/30/2000                                                     1,004,130
                   -----------------------------------------------------------------
    500,000        6.00%, 8/31/1997                                                        502,170
                   -----------------------------------------------------------------
  2,000,000        6.00%, 5/31/1998                                                      2,013,880
                   -----------------------------------------------------------------
  2,000,000        6.00%, 9/30/1998                                                      2,015,160
                   -----------------------------------------------------------------
  2,000,000        6.00%, 8/15/1999                                                      2,017,140
                   -----------------------------------------------------------------
    500,000        6.125%, 3/31/1998                                                       504,095
                   -----------------------------------------------------------------
  2,000,000        6.125%, 8/31/1998                                                     2,018,700
                   -----------------------------------------------------------------
  1,500,000        6.125%, 7/31/2000                                                     1,518,285
                   -----------------------------------------------------------------
    500,000        6.125%, 9/30/2000                                                       506,075
                   -----------------------------------------------------------------
    500,000        6.25%, 5/31/2000                                                        507,935
                   -----------------------------------------------------------------
    500,000        6.25%, 8/31/2000                                                        508,125
                   -----------------------------------------------------------------
  2,000,000        6.375%, 5/15/1999                                                     2,033,100
                   -----------------------------------------------------------------
  1,000,000        6.50%, 8/15/1997                                                      1,007,980
                   -----------------------------------------------------------------
    500,000        6.75%, 4/30/2000                                                        515,440
                   -----------------------------------------------------------------
  1,000,000        6.875%, 3/31/2000                                                     1,034,450
                   -----------------------------------------------------------------



LIMITED MATURITY GOVERNMENT FUND
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                  VALUE
-----------        -----------------------------------------------------------------   -----------
U.S. TREASURY NOTES--CONTINUED
------------------------------------------------------------------------------------
$   500,000        7.25%, 2/15/1998                                                    $   510,105
                   -----------------------------------------------------------------
  2,000,000        7.375%, 11/15/1997                                                    2,035,580
                   -----------------------------------------------------------------
    500,000        7.50%, 12/31/1996                                                       501,035
                   -----------------------------------------------------------------
    500,000        7.50%, 1/31/1997                                                        501,935
                   -----------------------------------------------------------------   -----------
                   TOTAL U.S. TREASURY NOTES (IDENTIFIED COST $45,382,219)              45,686,505
                   -----------------------------------------------------------------   -----------
(A)REPURCHASE AGREEMENT--5.7%
------------------------------------------------------------------------------------
  3,630,089        HSBC Securities, Inc., 5.58%, dated 11/29/1996, due 12/2/1996
                   (AT AMORTIZED COST)                                                   3,630,089
                   -----------------------------------------------------------------   -----------
                   TOTAL INVESTMENTS (IDENTIFIED COST $62,000,327)(B)                  $62,353,319
                   -----------------------------------------------------------------   -----------


(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(b) The cost of investments for federal tax purposes amounts to $62,000,327. The net unrealized appreciation of investments on a federal tax basis amounts to $352,992 which is comprised of $480,006 appreciation and $127,014 depreciation at November 30, 1996.

Note: The categories of investments are shown as a percentage of net assets
      ($63,731,519) at November 30, 1996.

(See Notes which are an integral part of the Financial Statements)


FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1996
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                 VALUE
-----------        ----------------------------------------------------------------   ------------
CORPORATE BONDS--10.9%
-----------------------------------------------------------------------------------
                   CONSUMER CYCLICAL--0.6%
                   ----------------------------------------------------------------
                   RETAIL--SPECIALTY
                   ----------------------------------------------------------------
$   880,000        Limited, Inc., 9.125%, 2/1/2001                                    $    957,519
                   ----------------------------------------------------------------   ------------
                   CONSUMER STAPLES--0.6%
                   ----------------------------------------------------------------
                   TOBACCO
                   ----------------------------------------------------------------
    880,000        Philip Morris Cos., Inc., 9.00%, 1/1/2001                               959,473
                   ----------------------------------------------------------------   ------------
                   ELECTRICAL EQUIPMENT--1.1%
                   ----------------------------------------------------------------
  1,750,000        General Electric Capital Corp., 5.50%, 11/1/2001                      1,700,528
                   ----------------------------------------------------------------   ------------
                   ELECTRICAL POWER--1.2%
                   ----------------------------------------------------------------
    880,000        Orange & Rockland Utilities, Inc., 9.375%, 3/15/2000                    959,094
                   ----------------------------------------------------------------
    880,000        Virginia Electric & Power, 8.875%, 6/1/1999                             937,710
                   ----------------------------------------------------------------   ------------
                   Total Electrical Power                                                1,896,804
                   ----------------------------------------------------------------   ------------
                   FINANCIAL--6.7%
                   ----------------------------------------------------------------
                   FINANCE--AUTOMOTIVE
                   ----------------------------------------------------------------
  1,000,000        General Motors Acceptance Corp., 7.75%, 1/15/1999                     1,035,020
                   ----------------------------------------------------------------
  2,000,000        General Motors Acceptance Corp., 8.00%, 10/1/1999                     2,098,100
                   ----------------------------------------------------------------   ------------
                   Total                                                                 3,133,120
                   ----------------------------------------------------------------   ------------
                   FINANCIAL--COMMERCIAL
                   ----------------------------------------------------------------
  1,000,000        Associates Corp. of North America, 6.875%, 8/1/2003                   1,025,840
                   ----------------------------------------------------------------
  4,000,000        Xerox Credit Corp., 7.40%, 11/21/2011                                 3,955,000
                   ----------------------------------------------------------------   ------------
                   Total                                                                 4,980,840
                   ----------------------------------------------------------------   ------------
                   SECURITIES
                   ----------------------------------------------------------------
  2,000,000        Lehman Brothers Holdings, Inc., 7.25%, 10/15/2003                     2,052,600
                   ----------------------------------------------------------------   ------------
                   Total Financial                                                      10,166,560
                   ----------------------------------------------------------------   ------------



FIXED INCOME FUND
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                 VALUE
-----------        ----------------------------------------------------------------   ------------
CORPORATE BONDS--CONTINUED
-----------------------------------------------------------------------------------
                   TRANSPORTATION--0.7%
                   ----------------------------------------------------------------
$   880,000        Ford Motor Co., 8.875%, 4/1/2006                                   $  1,009,219
                   ----------------------------------------------------------------   ------------
                   TOTAL CORPORATE BONDS (IDENTIFIED COST $16,226,716)                  16,690,103
                   ----------------------------------------------------------------   ------------
U.S. GOVERNMENT AGENCIES--66.9%
-----------------------------------------------------------------------------------
                   FEDERAL HOME LOAN BANK--5.5%
                   ----------------------------------------------------------------
  1,750,000        6.75%, 10/24/2003                                                     1,756,020
                   ----------------------------------------------------------------
  5,850,000        5.75% Floating Rate Note*, 11/5/2003                                  5,683,567
                   ----------------------------------------------------------------
  1,000,000        6.50%, 4/14/2004                                                      1,003,670
                   ----------------------------------------------------------------   ------------
                   Total                                                                 8,443,257
                   ----------------------------------------------------------------   ------------
                   FEDERAL HOME LOAN MORTGAGE CORP.--27.4%
                   ----------------------------------------------------------------
    500,000        7.50%, 6/20/2001                                                        505,530
                   ----------------------------------------------------------------
  2,410,000        6.11%, 1/17/2003                                                      2,380,935
                   ----------------------------------------------------------------
  2,000,000        6.70%, 9/3/2003                                                       1,998,620
                   ----------------------------------------------------------------
  2,000,000        6.375%, 12/23/2003                                                    1,978,860
                   ----------------------------------------------------------------
  2,280,000        7.03%, 11/17/2005                                                     2,291,446
                   ----------------------------------------------------------------
  2,000,000        6.625%, 11/28/2005                                                    1,987,960
                   ----------------------------------------------------------------
  1,000,000        7.01%, 3/15/2006                                                      1,002,040
                   ----------------------------------------------------------------
  2,000,000        7.53%, 8/7/2006                                                       2,082,720
                   ----------------------------------------------------------------
  2,040,833        PC, 1386C, 6.48%, Floating Rate Note*, 10/15/2007                     2,071,160
                   ----------------------------------------------------------------
    314,132        PC, 1414F, 6.53%, Floating Rate Note*, 11/15/2007                       317,295
                   ----------------------------------------------------------------
  1,075,000        7.55%, 11/27/2007                                                     1,089,964
                   ----------------------------------------------------------------
  2,512,918        PC, 1475O, 7.00%, 2/15/2008                                           2,497,439
                   ----------------------------------------------------------------
  6,189,728        PC, 1544L, 5.97%, Floating Rate Note*, 7/15/2008                      5,994,937
                   ----------------------------------------------------------------
  4,400,000        PC, 1604FC, 5.89%, Floating Rate Note*, 11/15/2008                    4,236,452
                   ----------------------------------------------------------------
  5,000,000        PC, 1712C, 6.00%, 3/15/2009                                           4,713,950
                   ----------------------------------------------------------------
  2,708,244        PC, 31K, 6.50%, 10/25/2014                                            2,601,323
                   ----------------------------------------------------------------
  4,250,000        PC, 1403M, 6.50%, 12/15/2021                                          4,114,893
                   ----------------------------------------------------------------   ------------
                   Total                                                                41,865,524
                   ----------------------------------------------------------------   ------------



FIXED INCOME FUND
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                 VALUE
-----------        ----------------------------------------------------------------   ------------
U.S. GOVERNMENT AGENCIES--CONTINUED
-----------------------------------------------------------------------------------
                   FEDERAL NATIONAL MORTGAGE ASSOCIATION--29.8%
                   ----------------------------------------------------------------
$ 2,200,000        REMIC, 1993-G6/J, 7.00%, 12/25/1999                                $  2,235,222
                   ----------------------------------------------------------------
  4,400,000        STRIPS, PO, 0/7.56%, 12/20/2001                                       4,393,048
                   ----------------------------------------------------------------
  1,750,000        STRIPS, PO, 0/7.89%, 3/9/2002                                         1,726,270
                   ----------------------------------------------------------------
  3,500,000        6.49%, 3/19/2003 Series MTN                                           3,492,545
                   ----------------------------------------------------------------
  1,250,000        REMIC, 1992-G34/EC, 8.25%, 7/25/2005                                  1,327,813
                   ----------------------------------------------------------------
  1,900,000        7.125%, 11/7/2005 Series MTN                                          1,905,168
                   ----------------------------------------------------------------
  2,000,000        7.25%, 9/26/2005 Series MTN                                           2,010,200
                   ----------------------------------------------------------------
  4,500,000        7.34%, 9/29/2005 Series MTN                                           4,533,435
                   ----------------------------------------------------------------
  3,000,000        7.11%, 3/20/2006 Series MTN                                           3,052,170
                   ----------------------------------------------------------------
  2,820,000        7.02%, 4/10/2006 Series MTN                                           2,856,491
                   ----------------------------------------------------------------
  3,000,000        7.54%, 11/2/2006 Series MTN                                           3,059,130
                   ----------------------------------------------------------------
  1,250,000        REMIC 1992-209/F, 6.74% Floating Rate Note*, 11/25/2007               1,278,213
                   ----------------------------------------------------------------
  3,716,165        REMIC, 1993-G32/J, 6.75%, 5/25/2009                                   3,676,334
                   ----------------------------------------------------------------
  3,541,125        REMIC, 1994-10/KC, 6.50%, 10/25/2010                                  3,430,960
                   ----------------------------------------------------------------
  1,000,000        REMIC, 1992-137/DA, 7.75%, 1/25/2017                                  1,018,510
                   ----------------------------------------------------------------
  5,601,615        REMIC, 1993-202/PH, 6.50%, 2/25/2022                                  5,577,080
                   ----------------------------------------------------------------   ------------
                   Total                                                                45,572,589
                   ----------------------------------------------------------------   ------------
                   TENNESSEE VALLEY AUTHORITY--4.2%
                   ----------------------------------------------------------------
  2,000,000        7.875%, 9/15/2001                                                     2,031,520
                   ----------------------------------------------------------------
  4,400,000        6.125%, 7/15/2003                                                     4,342,800
                   ----------------------------------------------------------------   ------------
                   Total                                                                 6,374,320
                   ----------------------------------------------------------------   ------------
                   TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $102,561,378)            102,255,690
                   ----------------------------------------------------------------   ------------



FIXED INCOME FUND
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                 VALUE
-----------        ----------------------------------------------------------------   ------------
U.S. TREASURY OBLIGATIONS--20.4%
-----------------------------------------------------------------------------------
                   U.S. TREASURY NOTES
                   ----------------------------------------------------------------
$ 6,000,000        7.50%, 11/15/2001                                                  $  6,425,100
                   ----------------------------------------------------------------
  7,000,000        7.50%, 5/15/2002                                                      7,537,110
                   ----------------------------------------------------------------
 17,250,000        STRIPS, IO, 2/15/2006                                                 9,841,470
                   ----------------------------------------------------------------
  7,000,000        7.00%, 7/15/2006                                                      7,464,450
                   ----------------------------------------------------------------   ------------
                   TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST $30,055,814)        31,268,130
                   ----------------------------------------------------------------   ------------
(a)REPURCHASE AGREEMENT--1.3%
-----------------------------------------------------------------------------------
  2,005,011        HSBC Securities, Inc., 5.58%, dated 11/29/1996, due 12/2/1996
                   (AT AMORTIZED COST)                                                   2,005,011
                   ----------------------------------------------------------------   ------------
                   TOTAL INVESTMENTS (IDENTIFIED COST $150,848,919)(b)                $152,218,934
                   ----------------------------------------------------------------   ------------


* Current rate shown.

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(b) The cost of investments for federal tax purposes amounts to $150,848,919. The net unrealized appreciation of investments on a federal tax basis amounts to $1,370,015 which is comprised of $2,582,784 appreciation and $1,212,769 depreciation at November 30, 1996.

Note: The categories of investments are shown as a percentage of net assets
      ($152,940,365) at November 30, 1996.

The following acronyms are used throughout this portfolio:

IO     -- Interest Only
PC     -- Participation Certificate
PO     -- Principal Only
REMIC  -- Real Estate Mortgage Investment Conduit
STRIPS -- Separate Trading of Registered Interest & Principal of Securities


(See Notes which are an integral part of the Financial Statements)


BALANCED FUND

PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1996
--------------------------------------------------------------------------------

  SHARES                                                                                  VALUE
----------        ------------------------------------------------------------------   -----------
COMMON STOCKS--50.0%
------------------------------------------------------------------------------------
                  BASIC INDUSTRIES--3.0%
                  ------------------------------------------------------------------
                  CHEMICALS/PAPER
                  ------------------------------------------------------------------
     6,000        Air Products & Chemicals, Inc.                                       $   417,000
                  ------------------------------------------------------------------
     5,500        Dow Chemical Co.                                                         460,625
                  ------------------------------------------------------------------
     3,000        Du Pont (E.I.) de Nemours & Co.                                          282,750
                  ------------------------------------------------------------------
     6,500        Kimberly-Clark Corp.                                                     635,375
                  ------------------------------------------------------------------   -----------
                  Total Basic Industries                                                 1,795,750
                  ------------------------------------------------------------------   -----------
                  CAPITAL GOODS--11.2%
                  ------------------------------------------------------------------
                  ELECTRICAL
                  ------------------------------------------------------------------
    14,000        General Electric Co.                                                   1,456,000
                  ------------------------------------------------------------------   -----------
                  TECHNOLOGY
                  ------------------------------------------------------------------
    16,000    (c) BMC Software, Inc.                                                       696,000
                  ------------------------------------------------------------------
     4,000        Boeing Co.                                                               397,500
                  ------------------------------------------------------------------
     4,500        Eastman Kodak Co.                                                        364,500
                  ------------------------------------------------------------------
     6,000        Hewlett-Packard Co.                                                      323,250
                  ------------------------------------------------------------------
     5,200        Intel Corp.                                                              659,750
                  ------------------------------------------------------------------
     6,199        Lucent Technologies, Inc.                                                317,699
                  ------------------------------------------------------------------
     8,000    (c) Microsoft Corp.                                                        1,255,000
                  ------------------------------------------------------------------
     5,900        Motorola, Inc.                                                           326,712
                  ------------------------------------------------------------------
    11,250    (c) Oracle Corp.                                                             551,250
                  ------------------------------------------------------------------
     3,100        TRW, Inc.                                                                301,863
                  ------------------------------------------------------------------   -----------
                  Total                                                                  5,193,524
                  ------------------------------------------------------------------   -----------
                  Total Capital Goods                                                    6,649,524
                  ------------------------------------------------------------------   -----------
                  CONSUMER CYCLICAL--3.5%
                  ------------------------------------------------------------------
                  AUTOMOTIVE
                  ------------------------------------------------------------------
     7,500        Pep Boys-Manny Moe & Jack                                                274,688
                  ------------------------------------------------------------------   -----------



BALANCED FUND
--------------------------------------------------------------------------------

  SHARES                                                                                  VALUE
----------        ------------------------------------------------------------------   -----------
COMMON STOCKS--CONTINUED
------------------------------------------------------------------------------------
                  CONSUMER CYCLICAL--CONTINUED
                  ------------------------------------------------------------------
                  MERCHANDISE/APPAREL
                  ------------------------------------------------------------------
    10,000        Home Depot, Inc.                                                     $   521,250
                  ------------------------------------------------------------------
     9,000        Toys "R" Us, Inc.                                                        310,500
                  ------------------------------------------------------------------
     6,000        VF Corp.                                                                 407,250
                  ------------------------------------------------------------------
    22,000        Wal-Mart Stores, Inc.                                                    561,000
                  ------------------------------------------------------------------   -----------
                  Total                                                                  1,800,000
                  ------------------------------------------------------------------   -----------
                  Total Consumer Cyclical                                                2,074,688
                  ------------------------------------------------------------------   -----------
                  CONSUMER SERVICES--2.6%
                  ------------------------------------------------------------------
                  ENTERTAINMENT
                  ------------------------------------------------------------------
     8,000        Walt Disney Co.                                                          590,000
                  ------------------------------------------------------------------   -----------
                  HOSPITAL MANAGEMENT
                  ------------------------------------------------------------------
    11,250        Columbia/HCA Healthcare Corp.                                            450,000
                  ------------------------------------------------------------------   -----------
                  RETAIL--RESTAURANTS
                  ------------------------------------------------------------------
     6,000        Cracker Barrel Old Country Store                                         143,250
                  ------------------------------------------------------------------
     8,000        McDonald's Corp.                                                         374,000
                  ------------------------------------------------------------------   -----------
                  Total                                                                    517,250
                  ------------------------------------------------------------------   -----------
                  Total Consumer Services                                                1,557,250
                  ------------------------------------------------------------------   -----------
                  CONSUMER STAPLE--12.0%
                  ------------------------------------------------------------------
                  FOOD & BEVERAGE
                  ------------------------------------------------------------------
     8,500        General Mills, Inc.                                                      539,750
                  ------------------------------------------------------------------
    20,000        PepsiCo, Inc.                                                            597,500
                  ------------------------------------------------------------------
    12,000        Sara Lee Corp.                                                           471,000
                  ------------------------------------------------------------------   -----------
                  Total                                                                  1,608,250
                  ------------------------------------------------------------------   -----------
                  HEALTH CARE/DRUG
                  ------------------------------------------------------------------
     7,800        American Home Products Corp.                                             501,150
                  ------------------------------------------------------------------
    14,000        Merck & Co., Inc.                                                      1,162,000
                  ------------------------------------------------------------------
    10,000        Pfizer, Inc.                                                             896,250
                  ------------------------------------------------------------------
     4,000        Schering-Plough Corp.                                                    285,000
                  ------------------------------------------------------------------   -----------
                  Total                                                                  2,844,400
                  ------------------------------------------------------------------   -----------




BALANCED FUND
--------------------------------------------------------------------------------

  SHARES                                                                                  VALUE
----------        ------------------------------------------------------------------   -----------
COMMON STOCKS--CONTINUED
------------------------------------------------------------------------------------
                  CONSUMER STAPLE--CONTINUED
                  ------------------------------------------------------------------
                  HOSPITAL SUPPLIES
                  ------------------------------------------------------------------
     7,000        Johnson & Johnson                                                    $   371,875
                  ------------------------------------------------------------------   -----------
                  HOUSEHOLD PRODUCTS
                  ------------------------------------------------------------------
     5,500        Colgate-Palmolive Co.                                                    509,437
                  ------------------------------------------------------------------
     4,000        Procter & Gamble Co.                                                     435,000
                  ------------------------------------------------------------------   -----------
                  Total                                                                    944,437
                  ------------------------------------------------------------------   -----------
                  TOBACCO
                  ------------------------------------------------------------------
    10,000        Philip Morris Cos., Inc.                                               1,031,250
                  ------------------------------------------------------------------
    10,000        UST, Inc.                                                                326,250
                  ------------------------------------------------------------------   -----------
                  Total                                                                  1,357,500
                  ------------------------------------------------------------------   -----------
                  Total Consumer Staple                                                  7,126,462
                  ------------------------------------------------------------------   -----------
                  ENERGY--5.6%
                  ------------------------------------------------------------------
                  OIL SERVICES
                  ------------------------------------------------------------------
     8,000        Amoco Corp.                                                              621,000
                  ------------------------------------------------------------------
    10,000        Chevron Corp.                                                            670,000
                  ------------------------------------------------------------------
     4,700        Exxon Corp.                                                              444,738
                  ------------------------------------------------------------------
     8,000        Halliburton Co.                                                          482,000
                  ------------------------------------------------------------------
     3,200        Schlumberger Ltd.                                                        332,800
                  ------------------------------------------------------------------
     8,000        Texaco, Inc.                                                             793,000
                  ------------------------------------------------------------------   -----------
                  Total Energy                                                           3,343,538
                  ------------------------------------------------------------------   -----------
                  FINANCIAL--7.8%
                  ------------------------------------------------------------------
                  BANKING
                  ------------------------------------------------------------------
    11,000        American Express Co.                                                     574,750
                  ------------------------------------------------------------------
     7,000        BankAmerica Corp.                                                        721,000
                  ------------------------------------------------------------------
     7,000        Citicorp                                                                 764,750
                  ------------------------------------------------------------------
    13,000        Federal National Mortgage Association                                    536,250
                  ------------------------------------------------------------------
     4,000        NationsBank Corp.                                                        414,500
                  ------------------------------------------------------------------
     2,000        Wells Fargo & Co.                                                        569,250
                  ------------------------------------------------------------------   -----------
                  Total                                                                  3,580,500
                  ------------------------------------------------------------------   -----------



BALANCED FUND
--------------------------------------------------------------------------------

SHARES OR
PRINCIPAL
  AMOUNT                                                                                 VALUE
----------        -----------------------------------------------------------------   ------------
COMMON STOCKS--CONTINUED
-----------------------------------------------------------------------------------
                  FINANCIAL--CONTINUED
                  -----------------------------------------------------------------
                  INSURANCE
                  -----------------------------------------------------------------
     6,000        American International Group, Inc.                                  $    690,000
                  -----------------------------------------------------------------
     2,000        General RE Corp.                                                         337,500
                  -----------------------------------------------------------------   ------------
                  Total                                                                  1,027,500
                  -----------------------------------------------------------------   ------------
                  Total Financial                                                        4,608,000
                  -----------------------------------------------------------------   ------------
                  TRANSPORTATION--0.4%
                  -----------------------------------------------------------------
     2,531        AMR Corp.                                                                230,954
                  -----------------------------------------------------------------   ------------
                  UTILITIES--3.9%
                  -----------------------------------------------------------------
                  COMMUNICATION
                  -----------------------------------------------------------------
     8,000        AT&T Corp.                                                               314,000
                  -----------------------------------------------------------------
     6,000        Ameritech Corp.                                                          353,250
                  -----------------------------------------------------------------   ------------
                  Total                                                                    667,250
                  -----------------------------------------------------------------   ------------
                  UTILITIES/ELECTRICAL
                  -----------------------------------------------------------------
    10,000        Central & SouthWest Corp.                                                267,500
                  -----------------------------------------------------------------
     5,000        Duke Power Co.                                                           231,875
                  -----------------------------------------------------------------
    10,000        Florida Progress Corp.                                                   323,750
                  -----------------------------------------------------------------
     9,000        SBC Communications, Inc.                                                 473,625
                  -----------------------------------------------------------------
    15,000        Southern Co.                                                             333,750
                  -----------------------------------------------------------------   ------------
                  Total                                                                  1,630,500
                  -----------------------------------------------------------------   ------------
                  Total Utilities                                                        2,297,750
                  -----------------------------------------------------------------   ------------
                  TOTAL COMMON STOCKS (IDENTIFIED COST $21,480,165)                     29,683,916
                  -----------------------------------------------------------------   ------------
CORPORATE BONDS--7.5%
-----------------------------------------------------------------------------------
                  CONSUMER CYCLICAL--1.3%
                  -----------------------------------------------------------------
                  AUTOMOTIVE
                  -----------------------------------------------------------------
$  120,000        Ford Motor Co., Delaware, 8.875%, 4/1/2006                               137,621
                  -----------------------------------------------------------------   ------------



BALANCED FUND
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                                                 VALUE
----------        -----------------------------------------------------------------   ------------
CORPORATE BONDS--CONTINUED
-----------------------------------------------------------------------------------
                  CONSUMER CYCLICAL--CONTINUED
                  -----------------------------------------------------------------
                  RETAIL SPECIALTY
                  -----------------------------------------------------------------
$  120,000        Limited, Inc., 9.125%, 2/1/2001                                     $    130,571
                  -----------------------------------------------------------------
   500,000        J.C. Penney Co., Inc., 6.375%, 9/15/2000                                 503,720
                  -----------------------------------------------------------------   ------------
                  Total                                                                    634,291
                  -----------------------------------------------------------------   ------------
                  Total Consumer Cyclical                                                  771,912
                  -----------------------------------------------------------------   ------------
                  CONSUMER STAPLE--0.2%
                  -----------------------------------------------------------------
                  TOBACCO
                  -----------------------------------------------------------------
   120,000        Philip Morris Cos., Inc., 9.00%, 1/1/2001                                130,837
                  -----------------------------------------------------------------   ------------
                  ELECTRICAL POWER--0.5%
                  -----------------------------------------------------------------
   120,000        Orange & Rockland Utilities, Inc., 9.375%, 3/15/2000                     130,786
                  -----------------------------------------------------------------
   120,000        Virginia Electric Power, 8.875%, 6/1/1999                                127,870
                  -----------------------------------------------------------------   ------------
                  Total Electrical Power                                                   258,656
                  -----------------------------------------------------------------   ------------
                  FINANCIAL--5.5%
                  -----------------------------------------------------------------
                  SECURITIES
                  -----------------------------------------------------------------
 1,000,000        Lehman Brothers Holdings, Inc., 7.25%, 10/15/2003                      1,026,300
                  -----------------------------------------------------------------   ------------
                  FINANCE--COMMERCIAL
                  -----------------------------------------------------------------
   500,000        Associates Corp. of North America, 6.875%, 8/1/2003                      512,920
                  -----------------------------------------------------------------
 1,000,000        Xerox Credit Corp., 7.40%, 11/21/2011                                    988,750
                  -----------------------------------------------------------------   ------------
                  Total                                                                  1,501,670
                  -----------------------------------------------------------------   ------------
                  FINANCE--EQUIPMENT
                  -----------------------------------------------------------------
   250,000        General Electric Capital Corp., 5.50%, 11/1/2001                         242,932
                  -----------------------------------------------------------------   ------------
                  INSURANCE
                  -----------------------------------------------------------------
   500,000        Merrill Lynch & Co., Inc., 6.00%, 1/15/2001                              496,310
                  -----------------------------------------------------------------   ------------
                  Total Financial                                                        3,267,212
                  -----------------------------------------------------------------   ------------
                  TOTAL CORPORATE BONDS (IDENTIFIED COST $4,322,439)                     4,428,617
                  -----------------------------------------------------------------   ------------



BALANCED FUND
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                                                 VALUE
----------        -----------------------------------------------------------------   ------------
U.S. GOVERNMENT AGENCIES--20.3%
-----------------------------------------------------------------------------------
                  FEDERAL HOME LOAN BANK
                  -----------------------------------------------------------------
$  250,000        6.75%, 10/24/2003                                                   $    250,860
                  -----------------------------------------------------------------
 1,000,000        6.50% Floating Rate Note*, 4/14/2004                                   1,003,670
                  -----------------------------------------------------------------   ------------
                  Total                                                                  1,254,530
                  -----------------------------------------------------------------   ------------
                  FEDERAL HOME LOAN MORTGAGE CORPORATION
                  -----------------------------------------------------------------
   500,000        6.57%, 9/18/2000                                                         503,355
                  -----------------------------------------------------------------
 1,000,000        6.67%, 12/14/2005                                                        990,090
                  -----------------------------------------------------------------
   150,000        7.55%, 11/27/2007                                                        152,088
                  -----------------------------------------------------------------
   600,000        PC, 1604FC, 5.53%, Floating Rate Note*, 11/15/2008                       577,698
                  -----------------------------------------------------------------
   750,000        PC, 1403M, 6.50%, 12/15/2021                                             726,157
                  -----------------------------------------------------------------   ------------
                  Total                                                                  2,949,388
                  -----------------------------------------------------------------   ------------
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION
                  -----------------------------------------------------------------
   800,000        REMIC, 1993-G06/J, 7.00%, 12/25/1999                                     812,808
                  -----------------------------------------------------------------
   600,000        STRIPS, PO, 0/7.56%, 12/20/2001                                          599,052
                  -----------------------------------------------------------------
   250,000        STRIPS, PO, 0/7.89%, 3/9/2002                                            246,610
                  -----------------------------------------------------------------
   500,000        6.49%, 3/19/2003                                                         498,935
                  -----------------------------------------------------------------
 1,000,000        REMIC, 1992-G34/EC, 8.25%, 7/25/2005                                   1,062,250
                  -----------------------------------------------------------------
   500,000        7.05%, 10/20/2005                                                        500,195
                  -----------------------------------------------------------------
   510,000        7.54%, 11/2/2006                                                         520,052
                  -----------------------------------------------------------------
   500,000        REMIC, 1993-G32 CL-J, 6.75%, 5/25/2009                                   494,641
                  -----------------------------------------------------------------
   500,000        REMIC, 1994-10/KC, 6.50%, 10/25/2010                                     484,445
                  -----------------------------------------------------------------
 1,000,000        REMIC, 1992-137/DA, 7.75%, 1/25/2017                                   1,018,510
                  -----------------------------------------------------------------
 1,000,000        REMIC, 1993-202/PH, 6.50%, 2/25/2022                                     995,620
                  -----------------------------------------------------------------   ------------
                  Total                                                                  7,233,118
                  -----------------------------------------------------------------   ------------
                  TENNESSEE VALLEY AUTHORITY
                  -----------------------------------------------------------------
   600,000        6.125%, 7/15/2003                                                        592,200
                  -----------------------------------------------------------------   ------------
                  TOTAL U.S. GOVERNMENT AGENCIES (IDENTIFIED COST $11,371,904)          12,029,236
                  -----------------------------------------------------------------   ------------



BALANCED FUND
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                                                 VALUE
----------        -----------------------------------------------------------------   ------------
U.S. TREASURY OBLIGATIONS--17.9%
-----------------------------------------------------------------------------------
                  U.S. TREASURY NOTES
                  -----------------------------------------------------------------
$1,000,000        5.875%, 8/15/1998                                                   $  1,005,140
                  -----------------------------------------------------------------
 1,000,000        5.50%, 4/15/2000                                                         993,550
                  -----------------------------------------------------------------
   500,000        6.25%, 8/31/2000                                                         508,125
                  -----------------------------------------------------------------
 1,000,000        5.625%, 2/28/2001                                                        993,930
                  -----------------------------------------------------------------
 1,000,000        7.50%, 11/15/2001                                                      1,070,850
                  -----------------------------------------------------------------
 1,000,000        7.50%, 5/15/2002                                                       1,076,730
                  -----------------------------------------------------------------
 1,000,000        6.25%, 2/15/2003                                                       1,017,670
                  -----------------------------------------------------------------
 1,000,000        6.50%, 5/15/2005                                                       1,030,800
                  -----------------------------------------------------------------
 2,800,000        STRIPS, IO, 2/15/2006                                                  1,597,456
                  -----------------------------------------------------------------
 1,250,000        7.00%, 7/15/2006                                                       1,332,937
                  -----------------------------------------------------------------   ------------
                  TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST $10,137,883)         10,627,188
                  -----------------------------------------------------------------   ------------
(a)REPURCHASE AGREEMENT--3.3%
-----------------------------------------------------------------------------------
 1,977,649        HSBC Securities, Inc., 5.58%, dated 11/29/1996, due 12/2/1996 (AT
                  AMORTIZED COST)                                                        1,977,649
                  -----------------------------------------------------------------   ------------
                  TOTAL INVESTMENTS (IDENTIFIED COST $49,290,040)(b)                  $ 58,746,606
                  -----------------------------------------------------------------   ------------


* Current rate shown.

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(b) The cost of investments for federal tax purposes amounts to $49,290,808. The net unrealized appreciation of investments on a federal tax basis amounts to $9,455,798 which is comprised of $9,729,581 appreciation and $273,783 depreciation at November 30, 1996.

(c) Non-income producing.

Note: The categories of investments are shown as a percentage of net assets
      ($59,320,797) at November 30, 1996.

BALANCED FUND
--------------------------------------------------------------------------------

The following acronyms are used throughout this portfolio:

IO     -- Interest Only
PC     -- Participation Certificate
PO     -- Principal Only
REMIC  -- Real Estate Mortgage Investment Conduit
STRIPS -- Separate Trading of Registered Interest & Principal of Securities


(See Notes which are an integral part of the Financial Statements)


VALUE FUND

PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1996
--------------------------------------------------------------------------------

  SHARES                                                                                  VALUE
----------        ------------------------------------------------------------------   -----------
COMMON STOCKS--94.4%
------------------------------------------------------------------------------------
                  BANKING--15.4%
                  ------------------------------------------------------------------
    40,000        Banc One Corp.                                                       $ 1,905,000
                  ------------------------------------------------------------------
    17,000        Bank America Corp.                                                     1,751,000
                  ------------------------------------------------------------------
    20,000        Bankers Trust New York Corp.                                           1,740,000
                  ------------------------------------------------------------------
    19,000        Chase Manhattan Corp.                                                  1,795,500
                  ------------------------------------------------------------------
    20,000        Citicorp                                                               2,185,000
                  ------------------------------------------------------------------
    15,000        J.P. Morgan & Co., Inc.                                                1,415,625
                  ------------------------------------------------------------------
    20,000        NationsBank Corp.                                                      2,072,500
                  ------------------------------------------------------------------   -----------
                  Total Banking                                                         12,864,625
                  ------------------------------------------------------------------   -----------
                  BASIC INDUSTRY--7.3%
                  ------------------------------------------------------------------
                  CHEMICALS
                  ------------------------------------------------------------------
    10,000        Dow Chemical Co.                                                         837,500
                  ------------------------------------------------------------------
    10,000        Du Pont (E.I.) de Nemours & Co.                                          942,500
                  ------------------------------------------------------------------
    25,000        Nalco Chemical Co.                                                       953,125
                  ------------------------------------------------------------------
    25,000        PPG Industries, Inc.                                                   1,531,250
                  ------------------------------------------------------------------   -----------
                  Total                                                                  4,264,375
                  ------------------------------------------------------------------   -----------
                  ALUMINUM
                  ------------------------------------------------------------------
    15,000        Aluminum Co. of America                                                  954,375
                  ------------------------------------------------------------------   -----------
                  PAPER
                  ------------------------------------------------------------------
    20,000        Weyerhaeuser Co.                                                         920,000
                  ------------------------------------------------------------------   -----------
                  Total Basic Industry                                                   6,138,750
                  ------------------------------------------------------------------   -----------
                  CAPITAL GOODS--3.7%
                  ------------------------------------------------------------------
                  ELECTRICAL EQUIPMENT/MACHINERY
                  ------------------------------------------------------------------
    16,000        General Electric Co.                                                   1,664,000
                  ------------------------------------------------------------------
    30,000        Ingersoll-Rand Co.                                                     1,395,000
                  ------------------------------------------------------------------   -----------
                  Total Capital Goods                                                    3,059,000
                  ------------------------------------------------------------------   -----------



VALUE FUND
--------------------------------------------------------------------------------

  SHARES                                                                                  VALUE
----------        ------------------------------------------------------------------   -----------
COMMON STOCKS--CONTINUED
------------------------------------------------------------------------------------
                  CONSUMER CYCLICAL--9.2%
                  ------------------------------------------------------------------
                  AUTOS/LODGING/OTHER
                  ------------------------------------------------------------------
    40,000        Corning, Inc.                                                        $ 1,620,000
                  ------------------------------------------------------------------
    45,000        Echlin, Inc.                                                           1,513,125
                  ------------------------------------------------------------------
    40,000        Ford Motor Co.                                                         1,310,000
                  ------------------------------------------------------------------   -----------
                  Total                                                                  4,443,125
                  ------------------------------------------------------------------   -----------
                  MERCHANDISING/MASS MERCHANDISING
                  ------------------------------------------------------------------
    35,000        Dayton-Hudson Corp.                                                    1,360,625
                  ------------------------------------------------------------------   -----------
                  RETAIL-SPECIALTY/MERCHANDISING
                  ------------------------------------------------------------------
    20,000        Nordstrom, Inc.                                                          870,000
                  ------------------------------------------------------------------
    30,000        Toys "R" Us, Inc.                                                      1,035,000
                  ------------------------------------------------------------------   -----------
                  Total                                                                  1,905,000
                  ------------------------------------------------------------------   -----------
                  Total Consumer Cyclical                                                7,708,750
                  ------------------------------------------------------------------   -----------
                  CONSUMER SERVICES--1.9%
                  ------------------------------------------------------------------
                  PUBLISHING
                  ------------------------------------------------------------------
    35,000        McGraw-Hill Cos., Inc.                                                 1,592,500
                  ------------------------------------------------------------------   -----------
                  CONSUMER STAPLES--4.4%
                  ------------------------------------------------------------------
                  HEALTH CARE/DRUG
                  ------------------------------------------------------------------
     7,000        Bristol-Myers Squibb Co.                                                 796,250
                  ------------------------------------------------------------------
    15,000        Pharmacia & Upjohn, Inc.                                                 579,375
                  ------------------------------------------------------------------   -----------
                  Total                                                                  1,375,625
                  ------------------------------------------------------------------   -----------
                  TOBACCO/COSMETICS
                  ------------------------------------------------------------------
    30,000        Tambrands, Inc.                                                        1,282,500
                  ------------------------------------------------------------------
    30,000        UST, Inc.                                                                978,750
                  ------------------------------------------------------------------   -----------
                  Total                                                                  2,261,250
                  ------------------------------------------------------------------   -----------
                  Total Consumer Staples                                                 3,636,875
                  ------------------------------------------------------------------   -----------



VALUE FUND
--------------------------------------------------------------------------------

  SHARES                                                                                  VALUE
----------        ------------------------------------------------------------------   -----------
COMMON STOCKS--CONTINUED
------------------------------------------------------------------------------------
                  ENERGY--19.6%
                  ------------------------------------------------------------------
                  OIL SERVICES
                  ------------------------------------------------------------------
    25,000        Amoco Corp.                                                          $ 1,940,625
                  ------------------------------------------------------------------
    40,000        Burlington Resources, Inc.                                             2,120,000
                  ------------------------------------------------------------------
    22,000        Chevron Corp.                                                          1,474,000
                  ------------------------------------------------------------------
    40,000        Exxon Corp.                                                            3,785,000
                  ------------------------------------------------------------------
    11,000        Mobil Corp.                                                            1,331,000
                  ------------------------------------------------------------------
    17,000        Royal Dutch Petroleum Co., ADR                                         2,887,875
                  ------------------------------------------------------------------
    10,000        Schlumberger Ltd.                                                      1,040,000
                  ------------------------------------------------------------------
    18,000        Texaco, Inc.                                                           1,784,250
                  ------------------------------------------------------------------   -----------
                  Total Energy                                                          16,362,750
                  ------------------------------------------------------------------   -----------
                  INSURANCE/MISCELLANEOUS--11.2%
                  ------------------------------------------------------------------
    17,000        American International Group, Inc.                                     1,955,000
                  ------------------------------------------------------------------
    35,000        Chubb Corp.                                                            1,898,750
                  ------------------------------------------------------------------
    45,000        Federal National Mortgage Association                                  1,856,250
                  ------------------------------------------------------------------
    11,000        General RE Corp.                                                       1,856,250
                  ------------------------------------------------------------------
    16,000        Marsh & McLennan Cos., Inc.                                            1,814,000
                  ------------------------------------------------------------------   -----------
                  Total Insurance/Miscellaneous                                          9,380,250
                  ------------------------------------------------------------------   -----------
                  TECHNOLOGY--10.7%
                  ------------------------------------------------------------------
    25,000        AMP, Inc.                                                                956,250
                  ------------------------------------------------------------------
    10,000        Boeing Co.                                                               993,750
                  ------------------------------------------------------------------
    28,000        Hewlett-Packard Co.                                                    1,508,500
                  ------------------------------------------------------------------
    15,000        Intel Corp.                                                            1,903,125
                  ------------------------------------------------------------------
     6,000        International Business Machines Corp.                                    956,250
                  ------------------------------------------------------------------
    23,000        Motorola, Inc.                                                         1,273,625
                  ------------------------------------------------------------------
    14,000        TRW, Inc.                                                              1,363,250
                  ------------------------------------------------------------------   -----------
                  Total Technology                                                       8,954,750
                  ------------------------------------------------------------------   -----------
                  TRANSPORTATION--1.2%
                  ------------------------------------------------------------------
    40,000        USFreightways Corp.                                                    1,037,500
                  ------------------------------------------------------------------   -----------



VALUE FUND
--------------------------------------------------------------------------------

  SHARES                                                                                  VALUE
----------        ------------------------------------------------------------------   -----------
COMMON STOCKS--CONTINUED
------------------------------------------------------------------------------------
                  UTILITIES--9.8%
                  ------------------------------------------------------------------
                  COMMUNICATIONS
                  ------------------------------------------------------------------
    10,000        AT&T Corp.                                                           $   392,500
                  ------------------------------------------------------------------
    25,000        Bell Atlantic Corp.                                                    1,571,875
                  ------------------------------------------------------------------
    45,000        BellSouth Corp.                                                        1,816,875
                  ------------------------------------------------------------------   -----------
                  Total                                                                  3,781,250
                  ------------------------------------------------------------------   -----------
                  ELECTRICAL
                  ------------------------------------------------------------------
    55,000        SCANA Corp.                                                            1,498,750
                  ------------------------------------------------------------------
    70,000        Southern Co.                                                           1,557,500
                  ------------------------------------------------------------------
    55,000        TECO Energy, Inc.                                                      1,340,625
                  ------------------------------------------------------------------   -----------
                  Total                                                                  4,396,875
                  ------------------------------------------------------------------   -----------
                  Total Utilities                                                        8,178,125
                  ------------------------------------------------------------------   -----------
                  TOTAL COMMON STOCKS (IDENTIFIED COST $66,275,659)                     78,913,875
                  ------------------------------------------------------------------   -----------
PREFERRED STOCKS--1.8%
------------------------------------------------------------------------------------
                  ENERGY--0.9%
                  ------------------------------------------------------------------
                  OIL SERVICES
                  ------------------------------------------------------------------
    10,000        Ashland, Inc., $3.13 Cum Conv. Pfd.                                      745,000
                  ------------------------------------------------------------------   -----------
                  INSURANCE/MISCELLANEOUS--0.9%
                  ------------------------------------------------------------------
    10,000        Aetna Services Inc., $4.76 Conv. Pfd.                                    742,500
                  ------------------------------------------------------------------   -----------
                  TOTAL PREFERRED STOCKS (IDENTIFIED COST $1,255,575)                    1,487,500
                  ------------------------------------------------------------------   -----------



VALUE FUND
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                                                  VALUE
----------        ------------------------------------------------------------------   -----------
(a)REPURCHASE AGREEMENT--3.8%
------------------------------------------------------------------------------------
$3,118,435        HSBC Securities, Inc., 5.58%, dated 11/29/1996, due 12/2/1996 (AT
                  AMORTIZED COST)                                                      $ 3,118,435
                  ------------------------------------------------------------------   -----------
                  TOTAL INVESTMENTS (IDENTIFIED COST $70,649,669)(b)                   $83,519,810
                  ------------------------------------------------------------------   -----------


(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(b) The cost of investments for federal tax purposes amounts to $70,649,669. The net unrealized appreciation of investments on a federal tax basis amounts to $12,870,141 which is comprised of $13,254,801 appreciation and $384,660 depreciation at November 30, 1996.

Note: The categories of investments are shown as a percentage of net assets
      ($83,571,970) at November 30, 1996.

The following acronym is used throughout this portfolio:

ADR -- American Depository Receipt

(See Notes which are an integral part of the Financial Statements)


GROWTH FUND

PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1996
--------------------------------------------------------------------------------

  SHARES                                                                                 VALUE
----------        -----------------------------------------------------------------   ------------
COMMON STOCKS--96.6%
-----------------------------------------------------------------------------------
                  BASIC INDUSTRIES--5.2%
                  -----------------------------------------------------------------
                  CHEMICALS/METALS/STEEL/GOLD
                  -----------------------------------------------------------------
    30,000        Avery Dennison Corp.                                                $  2,118,750
                  -----------------------------------------------------------------
    50,000        Barrick Gold Corp.                                                     1,500,000
                  -----------------------------------------------------------------
    40,000        Monsanto Co.                                                           1,590,000
                  -----------------------------------------------------------------   ------------
                  Total                                                                  5,208,750
                  -----------------------------------------------------------------   ------------
                  PAPER
                  -----------------------------------------------------------------
    40,000        Kimberly-Clark Corp.                                                   3,910,000
                  -----------------------------------------------------------------   ------------
                  Total Basic Industries                                                 9,118,750
                  -----------------------------------------------------------------   ------------
                  CAPITAL GOODS--5.1%
                  -----------------------------------------------------------------
                  EQUIPMENT-MACHINERY
                  -----------------------------------------------------------------
    70,000        General Electric Co.                                                   7,280,000
                  -----------------------------------------------------------------   ------------
                  INDUSTRY
                  -----------------------------------------------------------------
    40,000        Parker-Hannifin Corp.                                                  1,625,000
                  -----------------------------------------------------------------   ------------
                  Total Capital Goods                                                    8,905,000
                  -----------------------------------------------------------------   ------------
                  CONSUMER CYCLICAL--6.1%
                  -----------------------------------------------------------------
                  AUTO/LODGING/OTHER
                  -----------------------------------------------------------------
    60,000        Corning, Inc.                                                          2,430,000
                  -----------------------------------------------------------------
    40,000        Pep Boys-Manny Moe & Jack                                              1,465,000
                  -----------------------------------------------------------------   ------------
                  Total                                                                  3,895,000
                  -----------------------------------------------------------------   ------------
                  MERCHANDISE/MASS MERCHANDISING
                  -----------------------------------------------------------------
   100,000        Wal-Mart Stores, Inc.                                                  2,550,000
                  -----------------------------------------------------------------   ------------
                  MERCHANDISE/SPECIALTY
                  -----------------------------------------------------------------
    50,000        Home Depot, Inc.                                                       2,606,250
                  -----------------------------------------------------------------   ------------



GROWTH FUND
--------------------------------------------------------------------------------

  SHARES                                                                                 VALUE
----------        -----------------------------------------------------------------   ------------
COMMON STOCKS--CONTINUED
-----------------------------------------------------------------------------------
                  TEXTILE/APPAREL & PRODUCTS
                  -----------------------------------------------------------------
    40,000        Liz Claiborne, Inc.                                                 $  1,695,000
                  -----------------------------------------------------------------   ------------
                  Total Consumer Cyclical                                               10,746,250
                  -----------------------------------------------------------------   ------------
                  CONSUMER NON-CYCLICAL--11.0%
                  -----------------------------------------------------------------
                  TOBACCO/COSMETICS/HOUSEHOLD
                  -----------------------------------------------------------------
    40,000        Colgate-Palmolive Co.                                                  3,705,000
                  -----------------------------------------------------------------
    50,000        Gillette Co.                                                           3,687,500
                  -----------------------------------------------------------------
    56,000        Newell Co.                                                             1,736,000
                  -----------------------------------------------------------------
    55,000        Philip Morris Cos., Inc.                                               5,671,875
                  -----------------------------------------------------------------
    42,000        Procter & Gamble Co.                                                   4,567,500
                  -----------------------------------------------------------------   ------------
                  Total Consumer Non-Cyclical                                           19,367,875
                  -----------------------------------------------------------------   ------------
                  CONSUMER SERVICES--9.7%
                  -----------------------------------------------------------------
                  BROADCASTING
                  -----------------------------------------------------------------
    35,000    (a) Viacom, Inc., Class B                                                  1,321,250
                  -----------------------------------------------------------------   ------------
                  ENTERTAINMENT
                  -----------------------------------------------------------------
    60,000        Walt Disney Co.                                                        4,425,000
                  -----------------------------------------------------------------   ------------
                  HOSPITAL MANAGEMENT
                  -----------------------------------------------------------------
    90,000        Columbia/HCA Healthcare Corp.                                          3,600,000
                  -----------------------------------------------------------------   ------------
                  MANUFACTURING-HOUSING
                  -----------------------------------------------------------------
    40,000        Fleetwood Enterprises, Inc.                                            1,220,000
                  -----------------------------------------------------------------   ------------
                  PUBLISHING
                  -----------------------------------------------------------------
    25,000        McGraw-Hill Cos., Inc.                                                 1,137,500
                  -----------------------------------------------------------------
    46,000        Time Warner, Inc.                                                      1,874,500
                  -----------------------------------------------------------------   ------------
                  Total                                                                  3,012,000
                  -----------------------------------------------------------------   ------------
                  RETAIL-RESTAURANTS
                  -----------------------------------------------------------------
    68,500        Cracker Barrel Old Country Store                                       1,635,437
                  -----------------------------------------------------------------
    40,000        McDonald's Corp.                                                       1,870,000
                  -----------------------------------------------------------------   ------------
                  Total                                                                  3,505,437
                  -----------------------------------------------------------------   ------------
                  Total Consumer Services                                               17,083,687
                  -----------------------------------------------------------------   ------------



GROWTH FUND
--------------------------------------------------------------------------------

  SHARES                                                                                 VALUE
----------        -----------------------------------------------------------------   ------------
COMMON STOCKS--CONTINUED
-----------------------------------------------------------------------------------
                  CONSUMER STAPLE--22.1%
                  -----------------------------------------------------------------
                  BEVERAGE
                  -----------------------------------------------------------------
    88,000        Coca-Cola Co.                                                       $  4,499,000
                  -----------------------------------------------------------------
   100,000        PepsiCo, Inc.                                                          2,987,500
                  -----------------------------------------------------------------   ------------
                  Total                                                                  7,486,500
                  -----------------------------------------------------------------   ------------
                  HEALTHCARE/DRUG
                  -----------------------------------------------------------------
    68,000        American Home Products Corp.                                           4,369,000
                  -----------------------------------------------------------------
    56,000    (a) Amgen, Inc.                                                            3,409,000
                  -----------------------------------------------------------------
    80,000        Merck & Co., Inc.                                                      6,640,000
                  -----------------------------------------------------------------
    80,000        Pfizer, Inc.                                                           7,170,000
                  -----------------------------------------------------------------
    60,000        Schering Plough Corp.                                                  4,275,000
                  -----------------------------------------------------------------   ------------
                  Total                                                                 25,863,000
                  -----------------------------------------------------------------   ------------
                  HOSPITAL SUPPLIES
                  -----------------------------------------------------------------
    20,000        Abbott Laboratories                                                    1,115,000
                  -----------------------------------------------------------------
    80,000        Johnson & Johnson                                                      4,250,000
                  -----------------------------------------------------------------   ------------
                  Total                                                                  5,365,000
                  -----------------------------------------------------------------   ------------
                  Total Consumer Staple                                                 38,714,500
                  -----------------------------------------------------------------   ------------
                  ENERGY--3.9%
                  -----------------------------------------------------------------
                  OIL SERVICES
                  -----------------------------------------------------------------
    14,500        Atlantic Richfield Co.                                                 2,017,313
                  -----------------------------------------------------------------
    27,000        Schlumberger Ltd.                                                      2,808,000
                  -----------------------------------------------------------------
    20,600        Texaco, Inc.                                                           2,041,975
                  -----------------------------------------------------------------   ------------
                  Total Energy                                                           6,867,288
                  -----------------------------------------------------------------   ------------
                  INSURANCE/MISCELLANEOUS--2.9%
                  -----------------------------------------------------------------
    28,000        American International Group, Inc.                                     3,220,000
                  -----------------------------------------------------------------
    47,000        Federal National Mortgage Association                                  1,938,750
                  -----------------------------------------------------------------   ------------
                  Total Insurance/Miscellaneous                                          5,158,750
                  -----------------------------------------------------------------   ------------



GROWTH FUND
--------------------------------------------------------------------------------

  SHARES                                                                                 VALUE
----------        -----------------------------------------------------------------   ------------
COMMON STOCKS--CONTINUED
-----------------------------------------------------------------------------------
                  BANKING--2.2%
                  -----------------------------------------------------------------
    20,000        NationsBank Corp.                                                   $  2,072,500
                  -----------------------------------------------------------------
     6,000        Wells Fargo & Co.                                                      1,707,750
                  -----------------------------------------------------------------   ------------
                  Total Banking                                                          3,780,250
                  -----------------------------------------------------------------   ------------
                  TECHNOLOGY--24.7%
                  -----------------------------------------------------------------
    45,000        Airtouch Communications, Inc.                                          1,153,125
                  -----------------------------------------------------------------
    35,000        Automatic Data Processing, Inc.                                        1,500,625
                  -----------------------------------------------------------------
    58,000    (a) BMC Software, Inc.                                                     2,523,000
                  -----------------------------------------------------------------
    50,000    (a) 3Com Corp.                                                             3,756,250
                  -----------------------------------------------------------------
    66,000    (a) Cisco Systems, Inc.                                                    4,479,750
                  -----------------------------------------------------------------
    20,000        Eastman Kodak Co.                                                      1,620,000
                  -----------------------------------------------------------------
    70,000        Hewlett-Packard Co.                                                    3,771,250
                  -----------------------------------------------------------------
    50,000        Intel Corp.                                                            6,343,750
                  -----------------------------------------------------------------
    50,000        Lucent Technologies, Inc.                                              2,562,500
                  -----------------------------------------------------------------
    35,000    (a) Microsoft Corp.                                                        5,490,625
                  -----------------------------------------------------------------
    21,000        Minnesota Mining & Manufacturing Co.                                   1,758,750
                  -----------------------------------------------------------------
    46,000        Motorola, Inc.                                                         2,547,250
                  -----------------------------------------------------------------
   120,000    (a) Oracle Corp.                                                           5,880,000
                  -----------------------------------------------------------------   ------------
                  Total Technology                                                      43,386,875
                  -----------------------------------------------------------------   ------------
                  TRANSPORTATION--0.5%
                  -----------------------------------------------------------------
    40,000        Atlantic Southeast Airlines, Inc.                                        910,000
                  -----------------------------------------------------------------   ------------



GROWTH FUND
--------------------------------------------------------------------------------

SHARES OR
PRINCIPAL
  AMOUNT                                                                                 VALUE
----------        -----------------------------------------------------------------   ------------
COMMON STOCKS--CONTINUED
-----------------------------------------------------------------------------------
                  UTILITIES--3.2%
                  -----------------------------------------------------------------
                  COMMUNICATIONS
                  -----------------------------------------------------------------
    50,000        AT&T Corp.                                                          $  1,962,500
                  -----------------------------------------------------------------
    25,000        Ameritech Corp.                                                        1,471,875
                  -----------------------------------------------------------------   ------------
                  Total                                                                  3,434,375
                  -----------------------------------------------------------------   ------------
                  ELECTRICAL
                  -----------------------------------------------------------------
    80,000        Central & SouthWest Corp.                                              2,140,000
                  -----------------------------------------------------------------   ------------
                  Total Utilities                                                        5,574,375
                  -----------------------------------------------------------------   ------------
                  TOTAL COMMON STOCKS (IDENTIFIED COST $121,586,470)                   169,613,600
                  -----------------------------------------------------------------   ------------
(b)REPURCHASE AGREEMENT--3.2%
-----------------------------------------------------------------------------------
$5,589,126        HSBC Securities, Inc., 5.58%, dated 11/29/1996, due 12/2/1996          5,589,126
                  -----------------------------------------------------------------   ------------
                  TOTAL INVESTMENTS (IDENTIFIED COST $127,175,596)(c)                 $175,202,726
                  -----------------------------------------------------------------   ------------


(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(c) The cost of investments for federal tax purposes amounts to $127,175,596. The net unrealized appreciation of investments on a federal tax basis amounts to $48,027,130 which is comprised of $49,226,153 appreciation and $1,199,023 depreciation at November 30, 1996.

Note: The categories of investments are shown as a percentage of net assets
      ($175,520,983) at November 30, 1996.

(See Notes which are an integral part of the Financial Statements)


FIRST PRIORITY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 1996
--------------------------------------------------------------------------------

                                                                   TREASURY        LIMITED
                                                                    MONEY         MATURITY           FIXED
                                                                    MARKET       GOVERNMENT          INCOME
                                                                     FUND           FUND              FUND
--------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value                              $129,872,911    $58,723,230      $150,213,923
Investments in repurchase agreements, at amortized cost                    --     3,630,089          2,005,011
Cash                                                                       --            --                 --
Income receivable                                                     501,042       982,078          1,342,405
Receivable for investments sold                                    12,000,000       500,000                 --
Receivable for shares sold                                            364,084        55,204             65,173
Deferred expenses                                                       1,888        10,698              1,747
--------------------------------------------------------------------------------------------------------------
    Total assets                                                  142,739,925    63,901,299        153,628,259
--------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                          --            --                 --
Payable for shares redeemed                                                --         5,898             18,467
Income distribution payable                                           296,173       135,489            635,406
Accrued expenses                                                       38,705        28,393             34,021
--------------------------------------------------------------------------------------------------------------
    Total liabilities                                                 334,878       169,780            687,894
--------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in capital                                                  $142,405,047    $63,658,146      $155,130,300
Net unrealized appreciation of investments                                 --       352,992          1,370,015
Accumulated net realized gain (loss) on investments                        --      (298,565)        (3,609,421)
Undistributed net investment income                                        --        18,946             49,471
--------------------------------------------------------------------------------------------------------------
    TOTAL NET ASSETS                                             $142,405,047    $63,731,519      $152,940,365
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, and Redemption Proceeds Per Share:
  (net assets / shares outstanding)
  Trust Shares                                                          $1.00            --                 --
  Investment Shares                                                     $1.00         $9.96             $10.36
--------------------------------------------------------------------------------------------------------------
Offering Price Per Share: (a)
  Investment Shares                                                        --        $10.32 (b)         $10.88(c)
--------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING:
  Trust Shares                                                    101,786,449            --                 --
  Investment Shares                                                40,618,598     6,400,017         14,763,120
--------------------------------------------------------------------------------------------------------------
      TOTAL SHARES OUTSTANDING                                    142,405,047     6,400,017         14,763,120
--------------------------------------------------------------------------------------------------------------
Investments, at identified cost                                  $129,872,911    $62,000,327      $150,848,919
--------------------------------------------------------------------------------------------------------------
Investments, at tax cost                                         $129,872,911    $62,000,327      $150,848,919
--------------------------------------------------------------------------------------------------------------


(a) See 'What Shares Cost' in the Prospectus.

(b) Computation of offering price: 100/96.5 of net asset value.

(c) Computation of offering price: 100/95.25 of net asset value.

(See Notes which are an integral part of the Financial Statements)


FIRST PRIORITY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 1996
--------------------------------------------------------------------------------

                                                           BALANCED
                                                             FUND             VALUE FUND             GROWTH FUND
---------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value                       $56,768,957         $80,401,375           $ 169,613,600
Investments in repurchase agreements, at amortized cost     1,977,649           3,118,435               5,589,126
Cash                                                               --                 444                      --
Income receivable                                             339,206             229,879                 214,715
Receivable for investments sold                                    --             681,547                      --
Receivable for shares sold                                    443,779              33,127                 316,793
Deferred expenses                                              10,022               8,465                   1,752
---------------------------------------------------------------------------------------------------------------
    Total assets                                           59,539,613          84,473,272             175,735,986
---------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                             186,500             863,515                      --
Payable for shares redeemed                                        --                 383                 174,877
Income distribution payable                                        --                  --                      --
Accrued expenses                                               32,316              37,404                  40,126
---------------------------------------------------------------------------------------------------------------
    Total liabilities                                         218,816             901,302                 215,003
---------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in capital                                           $48,066,403         $66,555,314           $ 118,236,386
Net unrealized appreciation of investments                  9,456,566          12,870,141              48,027,130
Accumulated net realized gain (loss) on investments         1,474,347           3,888,730               9,157,307
Undistributed net investment income                           323,481             257,785                 100,160
---------------------------------------------------------------------------------------------------------------
    TOTAL NET ASSETS                                      $59,320,797         $83,571,970           $ 175,520,983
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, and Redemption Proceeds Per Share:
  (net assets / shares outstanding)
  Trust Shares                                                     --                  --                      --
  Investment Shares                                            $12.51              $13.89                  $14.64
---------------------------------------------------------------------------------------------------------------
Offering Price Per Share: (a)
  Investment Shares                                            $13.13(b)           $14.58(b)               $15.37(b)
---------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING:
  Trust Shares                                                     --                  --                      --
  Investment Shares                                         4,740,378           6,018,115              11,992,551
---------------------------------------------------------------------------------------------------------------
      TOTAL SHARES OUTSTANDING                              4,740,378           6,018,115              11,992,551
---------------------------------------------------------------------------------------------------------------
Investments, at identified cost                           $49,290,040         $70,649,669           $ 127,175,596
---------------------------------------------------------------------------------------------------------------
Investments, at tax cost                                  $49,290,808         $70,649,669           $ 127,175,596
---------------------------------------------------------------------------------------------------------------


(a) See 'What Shares Cost' in the Prospectus.

(b) Computation of offering price: 100/95.25 of net asset value.

(See Notes which are an integral part of the Financial Statements)


FIRST PRIORITY FUNDS

STATEMENTS OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1996
--------------------------------------------------------------------------------

                                                                       TREASURY         LIMITED
                                                                        MONEY          MATURITY          FIXED
                                                                        MARKET        GOVERNMENT         INCOME
                                                                         FUND            FUND             FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                              $7,690,335      $3,899,774       $9,732,358
Dividends                                                                     --              --               --
-----------------------------------------------------------------------------------------------------------------
    Total income                                                       7,690,335       3,899,774        9,732,358
-----------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fee                                                  735,258         448,104        1,135,766
Administrative personnel and services fee                                190,715          83,044          196,480
Custodian fees                                                            31,910          15,303           32,787
Transfer and dividend disbursing agent fees and expenses                  96,611          23,380           43,037
Directors'/Trustees' fees                                                  1,504           1,398            3,286
Auditing fees                                                             15,000          16,046           15,500
Legal fees                                                                 3,956           1,500            2,016
Portfolio accounting fees                                                 53,853          61,799           58,831
Distribution services fee                                                163,095              --               --
Share registration costs                                                  27,011          23,983           20,343
Printing and postage                                                      11,793          10,998            8,569
Insurance premiums                                                         6,500           5,000            5,318
Miscellaneous                                                             17,521           3,986           23,063
-----------------------------------------------------------------------------------------------------------------
    Total expenses                                                     1,354,727         694,541        1,544,996
Waiver of investment advisory fee                                       (427,681)        (48,135)              --
-----------------------------------------------------------------------------------------------------------------
    Net expenses                                                         927,046         646,406        1,544,996
-----------------------------------------------------------------------------------------------------------------
        Net investment income                                          6,763,289       3,253,368        8,187,362
-----------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments                                       --        (166,590)         (15,303)
Change in unrealized appreciation (depreciation) of investments               --        (433,168)         197,811
-----------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) on investments                    --        (599,758)         182,508
-----------------------------------------------------------------------------------------------------------------
        Change in net assets resulting from operations                $6,763,289      $2,653,610       $8,369,870
-----------------------------------------------------------------------------------------------------------------


(See Notes which are an integral part of the Financial Statements)


FIRST PRIORITY FUNDS

STATEMENTS OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1996
--------------------------------------------------------------------------------

                                                             BALANCED
                                                               FUND             VALUE FUND             GROWTH FUND
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                    $ 2,007,628         $   341,287           $     320,266
Dividends                                                       576,066           1,900,125               2,839,057
------------------------------------------------------------------------------------------------------------------
    Total income                                              2,583,694           2,241,412               3,159,323
------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fee                                         436,997             528,160               1,242,921
Administrative personnel and services fee                        70,893              85,580                 201,629
Custodian fees                                                   13,425              15,667                  33,589
Transfer and dividend disbursing agent fees and expenses         31,791              28,438                  43,202
Directors'/Trustees' fees                                         1,998               1,998                   1,651
Auditing fees                                                    16,002              16,002                  18,276
Legal fees                                                        3,010               1,501                   1,027
Portfolio accounting fees                                        55,841              59,351                  56,031
Distribution services fee                                            --                  --                      --
Share registration costs                                         14,311              18,337                  11,148
Printing and postage                                              9,600               9,010                   8,865
Insurance premiums                                                4,502               4,502                   4,582
Miscellaneous                                                     8,691               4,578                  20,573
------------------------------------------------------------------------------------------------------------------
    Total expenses                                              667,061             773,124               1,643,494
Waiver of investment advisory fee                               (48,034)            (42,523)                (12,959)
------------------------------------------------------------------------------------------------------------------
    Net expenses                                                619,027             730,601               1,630,535
------------------------------------------------------------------------------------------------------------------
        Net investment income                                 1,964,667           1,510,811               1,528,788
------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments                       1,477,490           3,889,499               9,169,321
Change in unrealized appreciation (depreciation) of
investments                                                   4,504,813           8,077,338              28,913,778
------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) on
      investments                                             5,982,303          11,966,837              38,083,099
------------------------------------------------------------------------------------------------------------------
        Change in net assets resulting from operations      $ 7,946,970         $13,477,648           $  39,611,887
------------------------------------------------------------------------------------------------------------------


(See Notes which are an integral part of the Financial Statements)


FIRST PRIORITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED NOVEMBER 30, 1996
--------------------------------------------------------------------------------

                                                                   LIMITED MATURITY GOVERNMENT
                                  TREASURY MONEY MARKET FUND                   FUND                       FIXED INCOME FUND
                                ------------------------------     ----------------------------     -----------------------------
                                   YEAR ENDED NOVEMBER 30,           YEAR ENDED NOVEMBER 30,           YEAR ENDED NOVEMBER 30,
                                    1996             1995              1996            1995             1996             1995
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS:
OPERATIONS--
Net investment income           $   6,763,289    $   6,800,164     $  3,253,368    $  3,054,367     $   8,187,362    $  8,305,409
Net realized gain (loss) on
 investments                               --               --         (166,590)        (69,260)          (15,303)     (2,505,522)
Net realized loss on written
 options                                   --               --               --              --                --              --
Net change in unrealized
 appreciation(depreciation)
 of investments                            --               --         (433,168)      2,687,975           197,811      16,376,572
-----------------------------------------------------------------------------------------------------------------------------------
   Change in net assets
     resulting from
     operations                     6,763,289        6,800,164        2,653,610       5,673,082         8,369,870      22,176,459
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 SHAREHOLDERS--
Distributions from net
 investment income:
     Trust Shares                  (5,005,887)      (5,503,465)              --              --                --      (1,365,718)
     Investment Shares             (1,757,402)      (1,296,699)      (3,234,422)     (3,054,367)       (8,137,891)     (7,052,406)
Distributions from net
 realized gain on investment
 transactions:
     Trust Shares                          --               --               --              --                --              --
     Investment Shares                     --               --               --              --                --              --
-----------------------------------------------------------------------------------------------------------------------------------
     Change in net assets
       resulting from
       distributions to
       shareholders                (6,763,289)      (6,800,164)      (3,234,422)     (3,054,367)       (8,137,891)     (8,418,124)
-----------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS--
Proceeds from sale of shares      493,986,271      417,980,476       13,504,225      23,448,679        65,721,129      37,892,010
Net asset value of shares
 issued to shareholders in
 payment of dividends
 declared                           2,249,107        1,247,132        1,034,092          21,355           453,104         413,172
Cost of shares redeemed          (492,127,904)    (388,508,575)     (13,303,825)    (11,536,971)      (73,751,878)    (54,711,747)
-----------------------------------------------------------------------------------------------------------------------------------
     Change in net assets
       resulting from share
       transactions                 4,107,474       30,719,033        1,234,492      11,933,063        (7,577,645)    (16,406,565)
-----------------------------------------------------------------------------------------------------------------------------------
         Change in net assets       4,107,474       30,719,033          653,680      14,551,778        (7,345,666)     (2,648,230)
NET ASSETS:
Beginning of period               138,297,573      107,578,540       63,077,839      48,526,061       160,286,031     162,934,261
-----------------------------------------------------------------------------------------------------------------------------------
End of period                   $ 142,405,047    $ 138,297,573     $ 63,731,519    $ 63,077,839     $ 152,940,365    $160,286,031
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment
 income included in net
 assets at end of period                   --               --           18,946              --     $      49,471              --
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) as computed
 for federal tax purposes                  --               --     $   (166,590)   $    (69,260)    $     (15,303)   $ (2,618,115)
-----------------------------------------------------------------------------------------------------------------------------------


(See Notes which are an integral part of the Financial Statements)


FIRST PRIORITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED NOVEMBER 30, 1996
--------------------------------------------------------------------------------

                                             BALANCED FUND                    VALUE FUND                     GROWTH FUND
                                       --------------------------     --------------------------     ----------------------------
                                               YEAR ENDED                     YEAR ENDED                      YEAR ENDED
                                              NOVEMBER 30,                   NOVEMBER 30,                    NOVEMBER 30,
                                          1996          1995(A)          1996          1995(A)           1996            1995
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                  $ 1,964,667      1,897,919     $ 1,510,811    $ 1,284,315     $  1,528,788    $  2,563,024
Net realized gain (loss) on
 investments                             1,477,490        931,781       3,889,499      1,327,013        9,169,321       7,215,306
Net realized loss on written options            --             --              --             --               --        (236,735)
Net change in unrealized
 appreciation(depreciation) of
 investments                             4,504,813      4,951,753       8,077,338      4,792,803       28,913,778      20,298,337
------------------------------------------------------------------------------------------------------------------
   Change in net assets resulting
     from operations                     7,946,970      7,781,453      13,477,648      7,404,131       39,611,887      29,839,932
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS--
Distributions from net investment
 income:
     Trust Shares                               --             --              --             --               --        (899,259)
     Investment Shares                  (1,977,098)    (1,562,007)     (1,483,398)    (1,053,943)      (1,880,165)     (1,859,046)
Distributions from net realized gain
 on investment transactions:
     Trust shares                               --             --              --             --               --      (3,996,308)
     Investment Shares                    (934,924)            --      (1,327,782)            --       (6,989,405)       (195,892)
------------------------------------------------------------------------------------------------------------------
     Change in net assets resulting
       from distributions to
       shareholders                     (2,912,022)    (1,562,007)     (2,811,180)    (1,053,943)      (8,869,570)     (6,950,505)
------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS--
Proceeds from sale of shares            11,045,572     51,155,036      33,369,808     42,607,764       27,092,197      25,926,206
Net asset value of shares issued to
 shareholders in payment of
 dividends declared                        950,011            348          47,317            968          490,841         306,176
Cost of shares redeemed                 (8,906,342)    (6,178,222)     (5,935,299)    (3,535,244)     (37,101,805)    (44,831,583)
------------------------------------------------------------------------------------------------------------------
     Change in net assets resulting
       from share transactions           3,089,241     44,977,162      27,481,826     39,073,488       (9,518,767)    (18,599,201)
------------------------------------------------------------------------------------------------------------------
         Change in net assets            8,124,189     51,196,608      38,148,294     45,423,676       21,223,550       4,290,226
NET ASSETS:
Beginning of period                     51,196,608             --      45,423,676             --      154,297,433     150,007,207
------------------------------------------------------------------------------------------------------------------
End of period                          $59,320,797    $51,196,608     $83,571,970    $45,423,676     $175,520,983    $154,297,433
------------------------------------------------------------------------------------------------------------------
Undistributed net investment income
 included in net assets at end of
 period                                $   323,481    $   335,912     $   257,785    $   230,372     $    100,160    $    451,537
------------------------------------------------------------------------------------------------------------------
Net gain (loss) as computed for
 federal tax purposes                  $ 1,475,251    $   934,788     $ 3,888,676    $ 1,327,835     $  9,157,822    $  6,990,071
------------------------------------------------------------------------------------------------------------------


(a) For the period from December 19, 1994 (date of initial public investment) to November 30, 1995.

(See Notes which are an integral part of the Financial Statements)


FIRST PRIORITY FUNDS

COMBINED NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1996
--------------------------------------------------------------------------------

(1) ORGANIZATION

First Priority Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of six portfolios (individually referred to as the "Fund", or collectively as the "Funds") at November 30, 1996, which are presented herein:

PORTFOLIO NAME                                      INVESTMENT APPROACH
--------------------------------------------------------------------------------------------------
First Priority Treasury Money Market Fund           To provide current income consistent with
("Treasury Money Market Fund")                      stability of principal and liquidity by
                                                    investing primarily in a diversified portfolio
                                                    limited to short-term U.S. treasury
                                                    obligations.
--------------------------------------------------------------------------------------------------
First Priority Limited Maturity Government          To achieve current income by investing in a
Fund                                                diversified portfolio consisting primarily of
("Limited Maturity Government Fund")                securities which are guaranteed as to payment
                                                    of principal and interest by the U.S.
                                                    government, its agencies or instrumentalities.
--------------------------------------------------------------------------------------------------
First Priority Fixed Income Fund                    To achieve current income with a secondary
("Fixed Income Fund")                               objective of capital appreciation by investing
                                                    in a broad range of high grade debt
                                                    securities.
--------------------------------------------------------------------------------------------------
First Priority Balanced Fund                        To provide total return through capital
("Balanced Fund")                                   appreciation, dividends, and interest by
                                                    investing primarily in a diversified portfolio
                                                    of common stocks, preferred stocks,
                                                    fixed-income senior securities, and
                                                    convertible securities.
--------------------------------------------------------------------------------------------------
First Priority Value Fund                           To provide income and growth of capital by
("Value Fund")                                      investing primarily in a diversified portfolio
                                                    of income-producing equity securities,
                                                    including convertible securities.
--------------------------------------------------------------------------------------------------
First Priority Growth Fund                          To provide growth of capital and income by
("Growth Fund")                                     investing principally in a diversified
                                                    portfolio of common stocks of companies with
                                                    market capitalization of at least $250
                                                    million.
--------------------------------------------------------------------------------------------------


Treasury Money Market Fund offers both Trust and Investment classes of shares. Investment Shares are identical in all respects to Trust Shares, except the Investment Shares are sold pursuant to a


FIRST PRIORITY FUNDS
--------------------------------------------------------------------------------

distribution plan adopted in accordance with the Act's Rule 12b-1. The assets of each Fund of the Trust are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Limited Maturity Government Fund, Fixed Income Fund, Balanced Fund, Value Fund, and Growth Fund offer only one class of shares.

On February 1, 1996, First Priority Equity Fund and First Priority Equity Income Fund changed their names to First Priority Growth Fund and First Priority Value Fund, respectively.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--U.S. government securities, listed corporate bonds, (other fixed income and asset-backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. The Treasury Money Market Fund's use of the amortized cost method to value portfolio securities is in accordance with Rule 2a-7 under the Act. For fluctuating net asset value Funds within the Trust, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. The Funds' restricted securities are valued at the price provided by an independent pricing service, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

     REPURCHASE AGREEMENTS--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction, including accrued interest.

     The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal

FIRST PRIORITY FUNDS
--------------------------------------------------------------------------------

     Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

     At November 30, 1996, the Limited Maturity Government Fund and Fixed Income Fund, for federal tax purposes, had capital loss carryforwards, of $298,565 and $3,608,509, respectively, which will reduce the Funds' taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards of the Limited Maturity Government Fund and the Fixed Income Fund will expire in 2002 ($62,715), ($975,091), respectively and 2003 ($69,260), ($2,618,115), respectively, and 2004 ($166,590), ($15,303), respectively.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     DEFERRED EXPENSES--The costs incurred by each Fund with respect to registration of their shares in their first fiscal year, excluding the initial expense of registering their shares, have been deferred and are being amortized using the straight-line method over a period of up to five years from each Fund's commencement date.

     RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Funds will not incur any registration costs upon such resales. The Funds did not hold restricted securities at November 30, 1996.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     OTHER--Investment transactions are accounted for on the trade date.


FIRST PRIORITY FUNDS
--------------------------------------------------------------------------------

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. Transactions in fund shares were as follows:

For the year ended November 30, 1996:

                                                        TREASURY MONEY MARKET FUND          LIMITED MATURITY
                                                                                             GOVERNMENT FUND
                                                       ----------------------------     -------------------------
                                                                        INVESTMENT      INVESTMENT
                                                       TRUST SHARES       SHARES          SHARES        DOLLARS
----------------------------------------------------   ------------    ------------     ----------    -----------
Shares sold                                             225,453,608     268,532,663     1,356,256     $13,504,225
----------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                      556,588       1,692,519       104,949       1,034,092
----------------------------------------------------
Shares redeemed                                        (233,591,379)   (258,536,525)    (1,340,753)   (13,303,825)
----------------------------------------------------    -----------     -----------     ---------      ----------
  Net change resulting from Trust/Investment Shares
  transactions                                           (7,581,183)     11,688,657       120,452     $ 1,234,492
----------------------------------------------------    -----------     -----------     ---------      ----------

                                                            FIXED INCOME FUND                BALANCED FUND
                                                        --------------------------     -------------------------
                                                        INVESTMENT                     INVESTMENT
                                                          SHARES        DOLLARS          SHARES        DOLLARS
-----------------------------------------------------   ----------    ------------     ----------    -----------
Shares sold                                             6,523,751     $ 65,721,129       960,324     $11,045,572
-----------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                     44,514          453,104        82,169         950,011
-----------------------------------------------------
Shares redeemed                                         (7,311,945)    (73,751,878)     (771,226)     (8,906,342)
-----------------------------------------------------   ---------      -----------     ---------      ----------
  Net change resulting from Investment Shares
  transactions                                           (743,680)    $ (7,577,645)      271,267     $ 3,089,241
-----------------------------------------------------   ---------      -----------     ---------      ----------

                                                               VALUE FUND                    GROWTH FUND
                                                        -------------------------     --------------------------
                                                        INVESTMENT                    INVESTMENT
                                                          SHARES        DOLLARS         SHARES        DOLLARS
-----------------------------------------------------   ----------    -----------     ----------    ------------
Shares sold                                             2,724,418     $33,369,808     2,178,975     $ 27,092,197
-----------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                      3,797          47,317        40,723          490,841
-----------------------------------------------------
Shares redeemed                                          (483,316)     (5,935,299)    (2,980,103)    (37,101,805)
-----------------------------------------------------   ---------      ----------     ---------      -----------
  Net change resulting from Investment Shares
    transactions                                        2,244,899     $27,481,826      (760,405)    $ (9,518,767)
-----------------------------------------------------   ---------      ----------     ---------      -----------



FIRST PRIORITY FUNDS
--------------------------------------------------------------------------------

For the year ended November 30, 1995:

                           TREASURY
                         MONEY MARKET         LIMITED MATURITY
                             FUND              GOVERNMENT FUND              FIXED INCOME FUND             BALANCED FUND(A)
                         -------------    -------------------------    ---------------------------    ------------------------
     TRUST SHARES           SHARES          SHARES        DOLLARS        SHARES         DOLLARS        SHARES        DOLLARS
----------------------   -------------    ----------    -----------    -----------    ------------    ---------    -----------
Shares sold               208,253,666             --             --        232,816    $  2,202,182           --             --
---------------------
Trust Shares exchanged
  for Investment
  Shares                           --             --             --    (13,709,037)   (144,699,450)          --             --
---------------------
Shares issued to
shareholders in
payment of
distributions declared          5,585             --             --             --              --           --             --
---------------------
Shares redeemed          (189,899,208)            --             --     (2,725,220)    (25,831,235)
---------------------    ------------      ---------     ----------     ----------     -----------     --------     ----------
  Net change resulting
  from Trust Shares
  transactions             18,360,043             --             --    (16,201,441)   (168,328,503)          --             --
---------------------    ------------      ---------     ----------     ----------     -----------     --------     ----------
INVESTMENT SHARES
---------------------
Shares sold               209,726,810      2,394,876    $23,448,679      3,603,637    $ 35,689,828    5,045,851    $51,155,036
---------------------
Trust Shares exchanged
for Investment Shares              --             --             --     13,709,037     144,699,450           --             --
---------------------
Shares issued to
shareholders in
payment of
distributions declared      1,241,547          2,167         21,355         41,512         413,172           31            348
---------------------
Shares redeemed          (198,609,367)    (1,173,524)   (11,536,971)    (2,873,052)    (28,880,512)    (576,771)    (6,178,222)
---------------------    ------------      ---------     ----------     ----------     -----------     --------     ----------
  Net change resulting
  from Investment
  Shares transactions      12,358,990      1,223,519     11,933,063     14,481,134     151,921,938    4,469,111     44,977,162
---------------------    ------------      ---------     ----------     ----------     -----------     --------     ----------
    Total net change
    resulting from
    Fund share
    transactions           30,719,033      1,223,519    $11,933,063     (1,720,307)   $(16,406,565)   4,469,111    $44,977,162
---------------------    ------------      ---------     ----------     ----------     -----------     --------     ----------


(a) For the period from December 19, 1994 (date of initial public investment) to November 30, 1995.


FIRST PRIORITY FUNDS
--------------------------------------------------------------------------------

                                                                       VALUE FUND(A)                  GROWTH FUND
                                                                  ------------------------    ----------------------------
                         TRUST SHARES                              SHARES        DOLLARS        SHARES          DOLLARS
---------------------------------------------------------------   ---------    -----------    -----------    -------------
Shares sold                                                              --             --        559,276    $   5,624,181
--------------------------------------------------------------
Trust Shares exchanged for Investment Shares                             --             --    (12,292,374)    (123,538,364)
--------------------------------------------------------------
Shares issued to shareholders in payment of distributions
  declared                                                               --             --             --               --
--------------------------------------------------------------
Shares redeemed                                                          --             --     (2,153,028)     (22,271,579)
--------------------------------------------------------------     --------     ----------     ----------     ------------
  Net change resulting from Trust Shares transactions                    --             --    (13,886,126)    (140,185,762)
--------------------------------------------------------------     --------     ----------     ----------     ------------
INVESTMENT SHARES
--------------------------------------------------------------
Shares sold                                                       4,087,317    $42,607,764      1,858,603       20,302,025
--------------------------------------------------------------
Trust Shares exchanged for Investment Shares                             --             --     12,292,374      123,538,364
--------------------------------------------------------------
Shares issued to shareholders in payment of distributions
  declared                                                               83            968         29,980          306,176
--------------------------------------------------------------
Shares redeemed                                                    (314,184)    (3,535,244)    (2,020,017)     (22,560,004)
--------------------------------------------------------------     --------     ----------     ----------     ------------
  Net change resulting from Investment Shares transactions        3,773,216     39,073,488     12,160,940      121,586,561
--------------------------------------------------------------     --------     ----------     ----------     ------------
    Total net change resulting from Fund share transactions       3,773,216    $39,073,488     (1,725,186)   $ (18,599,201)
--------------------------------------------------------------     --------     ----------     ----------     ------------


(a) For the period from December 19, 1994 (date of initial public investment) to November 30, 1995.

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Regions Bank, the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based upon a percentage of each Fund's average daily net assets (see below). The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Funds. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. Additionally, the adviser may offset the investment advisory fee by reimbursing individual shareholder accounts. Some accounts have special fee arrangements that provide specifically for the retention of the investment advisory fee, and in such cases, the fee will not be reimbursed.

                                    FUND                                         ANNUAL RATE
-----------------------------------------------------------------------------   -------------
Treasury Money Market Fund                                                          0.50%
-----------------------------------------------------------------------------
Limited Maturity Government Fund                                                    0.70%
-----------------------------------------------------------------------------
Fixed Income Fund                                                                   0.75%
-----------------------------------------------------------------------------
Balanced Fund                                                                       0.80%
-----------------------------------------------------------------------------
Value Fund                                                                          0.80%
-----------------------------------------------------------------------------
Growth Fund                                                                         0.80%
-----------------------------------------------------------------------------


ADMINISTRATIVE FEE--Federated Administrative Services ("FAS") provides the Trust with certain administrative personnel and services. The fee is based on the level of average aggregate net assets of the Trust for the period.


FIRST PRIORITY FUNDS
--------------------------------------------------------------------------------

DISTRIBUTION SERVICES FEE--The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Funds' Investment Shares to finance activities intended to result in the sale of the Funds' Investment Shares. The Plan provides that the Funds may incur distribution expenses according to the following schedule, annually, to compensate FSC.

                                                     % OF AVERAGE
                                                   DAILY NET ASSETS
                   FUND NAME                         OF EACH FUND
------------------------------------------------   -----------------
Treasury Money Market Fund--Investment Shares            0.40%
------------------------------------------------
Limited Maturity Government Fund                         0.25%
------------------------------------------------
Fixed Income Fund                                        0.30%
------------------------------------------------
Balanced Fund                                            0.30%
------------------------------------------------
Value Fund                                               0.30%
------------------------------------------------
Growth Fund                                              0.30%
------------------------------------------------


For the year ended November 30, 1996 Limited Maturity Government Fund, Fixed Income Fund, Balanced Fund, Value Fund, and Growth Fund did not incur a distribution services fee.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT FEES--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

CUSTODIAN FEES--Regions Bank is the Funds' custodian. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--Organizational expenses were borne initially by FAS. The Funds have agreed to reimburse FAS for the organizational expenses during the five year period following the


FIRST PRIORITY FUNDS
--------------------------------------------------------------------------------

Funds' effective dates. For the year ended November 30, 1996, the Funds paid FAS, pursuant to this agreement, as follows:

                                                                 INITIAL         ORGANIZATIONAL
                                                             ORGANIZATIONAL         EXPENSES
                          FUND                                  EXPENSES           REIMBURSED
---------------------------------------------------------    ---------------     ---------------
Treasury Money Market Fund                                       $50,822             $16,658
---------------------------------------------------------
Limited Maturity Government Fund                                 $26,082             $ 5,216
---------------------------------------------------------
Fixed Income Fund                                                $50,007             $16,391
---------------------------------------------------------
Balanced Fund                                                    $24,457             $ 4,000
---------------------------------------------------------
Value Fund                                                       $18,322             $ 4,000
---------------------------------------------------------
Growth Fund                                                      $49,934             $16,367
---------------------------------------------------------


GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1996, were as follows:

                               FUND                                   PURCHASES         SALES
------------------------------------------------------------------   -----------     -----------
Limited Maturity Government Fund                                     $27,926,663     $29,241,894
------------------------------------------------------------------
Fixed Income Fund                                                    $76,516,287     $85,198,141
------------------------------------------------------------------
Balanced Fund                                                        $24,433,588     $21,545,848
------------------------------------------------------------------
Value Fund                                                           $69,399,137     $36,162,968
------------------------------------------------------------------
Growth Fund                                                          $84,343,488     $84,099,166
------------------------------------------------------------------




INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Board of Trustees and the Shareholders of

FIRST PRIORITY FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of First Priority Funds (comprising the following portfolios: Treasury Money Market Fund, Limited Maturity Government Fund, Fixed Income Fund, Balanced Fund, Value Fund and Growth Fund) as of November 30, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for the years ended November 30, 1996 and 1995, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of First Priority Funds as of November 30, 1996, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
January 10, 1997

TRUSTEES                               OFFICERS
-----------------------------------------------------------------------------
John F. Donahue                        John F. Donahue
Thomas G. Bigley                       Chairman
John T. Conroy, Jr.                    Edward C. Gonzales
William J. Copeland                    President and Treasurer
James E. Dowd                          J. Christopher Donahue
Lawrence D. Ellis, M.D.                Executive Vice President
Edward L. Flaherty, Jr.                John W. McGonigle
Edward C. Gonzales                     Executive Vice President and Secretary
Peter E. Madden                        Richard B. Fisher
Gregor F. Meyer                        Vice President
John E. Murray, Jr.                    Charles L. Davis, Jr.
Wesley W. Posvar                       Vice President and Assistant Treasurer
Marjorie P. Smuts                      Jay S. Neuman
                                       Assistant Secretary


Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.

[LOGO] FIRST PRIORITY FAMILY OF FUNDS

Federated Securities Corp. is the distributor of the fund

Cusip 335931887
Cusip 335931101
Cusip 335931804
Cusip 335931309
Cusip 335931705
Cusip 335931606
Cusip 335931507
007575 (1/97)


                     APPENDIX FOR FIRST PRIORITY FUNDS


A. The graphic presentation here displayed consists of a line graph titled `Growth of $10,000 Invested in Limited Maturity Government Fund
(the `Fund''). The corresponding components of the line graph are listed underneath. The Fund is represented by a solid line. The Merrill Lynch 1-5 Year Government/Corporate Index is represented by a dotted line. The Merrill Lynch 1-3 Year Government/Corporate Index is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund, the Merrill Lynch 1-5 Year Government/Corporate Index and Merrill Lynch 1-3 Year Government/Corporate Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 12/12/93 through 11/30/96. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Merrill Lynch 1-5 Year Government/Corporate Index and Merrill Lynch 1-3 Year Government/Corporate Index; the ending values are $11,284, $11,783 and $11,788, respectively.

B. The graphic presentation here displayed consists of a line graph titled `Growth of $10,000 Invested in Fixed Income Fund (the ``Fund''). The corresponding components of the line graph are listed underneath. The Fund is represented by a solid line. The Merrill Lynch 1-10 Year Treasury Index is represented by a dotted line. The Merrill Lynch 1-10 Year Government/Corporate Index is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund, the Merrill Lynch 1-10 Year
Treasury Index and Merrill Lynch     1-10 Year Government/Corporate Index.
The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 4/30/92 through 11/30/96. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Merrill Lynch 1-10 Year Treasury Index and Merrill Lynch 1-10 Year Government/Corporate Index; the ending values are $13,419, $14,499 and $14,179, respectively.

C. The graphic presentation here displayed consists of a line graph titled `Growth of $10,000 Invested in Balanced Fund (the ``Fund''). The corresponding components of the line graph are listed underneath. The Fund is represented by a solid line. The S&P 500/Lehman Brothers Government/Corporate Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and the S&P 500/Lehman Brothers Government/Corporate Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 12/19/94 through 11/30/96. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P 500/Lehman Brothers Government/Corporate Index; the ending values are $13,396 and $14,819, respectively.

D. The graphic presentation here displayed consists of a line graph titled `Growth of $10,000 Invested in Value Fund (the ``Fund''). The corresponding components of the line graph are listed underneath. The Fund is represented by a solid line. The S&P/Barra Value Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and the S&P/Barra Value Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 12/19/94 through 11/30/96. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P/Barra Value Index; the ending values are $14,808 and $16,730, respectively.

E. The graphic presentation here displayed consists of a line graph titled `Growth of $10,000 Invested in Growth Fund (the ``Fund''). The corresponding components of the line graph are listed underneath. The Fund is represented by a solid line. The S&P 500 is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and the S&P 500. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 4/20/92 through 11/30/96. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P 500; the ending values are $17,248 and $20,613, respectively.